--------------------------------------------------

               COMPLETE APPRAISAL OF REAL PROPERTY
               SELF-CONTAINED FORMAT OF REPORT

               Liberty Plaza
               Southwest corner of Liberty Belle Boulevard and
               Franklin Mills Boulevard
               Philadelphia, Pennsylvania

               --------------------------------------------------

               As of April 16, 1997

               Prepared For:

               The Mills Corporation
               1300 Wilson Boulevard - Suite 400
               Arlington, Virginia
               and
               Merrill Lynch
               World Financial Center
               North Tower
               New York, New York 10281

               Prepared By:

               Cushman & Wakefield of Pennsylvania, Inc.
               Valuation Advisory Services
               Two Logan Square, 20th Floor
               Philadelphia, Pennsylvania 19103

[LETTERHEAD FOR CUSHMAN & WAKEFIELD]                         CUSHMAN &
                                                             WAKEFIELD
                                                    A ROCKEFELLER GROUP COMPANY

November 10, 1997

Ms. Barbara Donovan
Director, Financial Services
The Mills Corporation
1300 Wilson Boulevard, Suite 400
Arlington, Virginia 22209
and
Mr. John Gluszak
Vice President
Investment Banking
World Financial Center
North Tower
New York, New York 10281

Re: Complete Appraisal Of Real Property
    Self-Contained Format
    Liberty Plaza
    Southwest corner of Liberty Belle Boulevard and
    Franklin Mills Boulevard
    Philadelphia, Pennsylvania

Dear Ms. Donovan and Mr. Gluszak:

      In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of Pennsylvania, Inc. is pleased to transmit our report estimating the current and prospective future market value of the leased fee estate in the above referenced real property. The value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We would particularly note that our estimates of value assumes that leases will be signed with Wal-Mart Stores, Inc. and Giant Food, Inc. under the terms and conditions as will be outlined later in this report.

      This report was prepared for the Mills Corporation and Merrill Lynch and it is intended only for the specified use of the client. This appraisal is being used for or as part of a securitized financing transaction being arranged by Merrill Lynch. We agree to the distribution of the report to those rating agencies which Merrill Lynch expects to work with on this transaction provided the entire report is provided. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield of Pennsylvania, Inc.

Ms. Barbara Donovan
and
Mr. John Gluszak
November 10, 1997

                                  - Page Two -

      This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Practice of the Appraisal Foundation. The results of the appraisal are being conveyed in this self-contained report, as agreed. The appraisal and this report were prepared by Gerald B. McNamara, MAI under the supervision of Richard W. Latella, MAI.

      As a result of our analysis, we have formed the opinion that the market value of the leased fee estate in the subject property, As Is, as of April 16, 1997, was:

                           TWENTY ONE MILLION DOLLARS

                                  ($21,000,000)

      Furthermore, as a result of our analysis, we have formed the opinion that the prospective future market value of the leased fee estate in the subject property, Upon Completion and At Stabilization as of June 1, 1998, would be:

                TWENTY FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS

                                  ($24,500,000)

      This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.


/s/ Gerald B. McNamara                         /s/ Richard W. Latella

Gerald B. McNamara, MAI                        Richard W. Latella, MAI
Associate Director                             Senior Director
Valuation Advisory Services                    Valuation Advisory Services
Pennsylvania Certified                         Pennsylvania Certified
General Appraiser #GA-000267-L                 General Appraiser #GA-00103-R
                                               Reviewed and Approved

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                               Liberty Plaza

Location:                                    S/W/C Liberty Belle Boulevard and
                                               Franklin Mills Boulevard
                                             Philadelphia, Pennsylvania

Interest Appraised:                          Leased fee estate

Date of Value:
        As Is  Current Value -               April 16, 1997
        As Stabilized Prospective Value -    June 1, 1998

Date of Inspection:                          April 16, 1997

Ownership:                                   Mills Limited Partnership

Land Area:                                   35.084+/- acres

Zoning: :                                    ASC -Area Shopping Center District

Highest and Best Use:
        If Vacant:                           Retail development
        As Improved:                         Retail development

Proposed Improvements
        Type:                                Single story Power shopping center

        Year Built:                          1989; Renovated in 1994

        Type of Construction:                Steel frame with brick and concrete
                                               block walls and concrete  slab
                                             foundation.

        Net Rentable Area:                   301,138+/- feet

        Condition:                           Average to Good

================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary of Salient Facts and Conclusions
================================================================================

Operating Data and Forecasts
        Occupancy upon stabilization:         100%
        Projected Rental Rate:
              Wal-Mart                        $6.00/S.F.
              Dick's Sporting Goods.:         $10.50/S.F.
              Service Merchandise.:           $11.00/S.F.
              15,000 + S.F.:                  $12.00/S.F.
              Less Than 15,000 S.F.:          $18.00/S.F.

Value Indicators As Is of April 16, 1997

Sales Comparison Approach                     $21,700,000 - $22,700,000
Income Capitalization Approach:               $21,000,000

Value Conclusion As Is of April 16, 1997:     $21,000,000

Resulting Indicators:
        Price Per S.F. of Rentable Area:      $69.74

Value Indicators Upon Completion and At Stabilization as of June 1, 1998

Sales Comparison Approach                     $24,000,000 - $25,000,000
Income Capitalization Approach:               $24,500,000

Value Conclusion as of June 1, 1998:          $24,500,000

Resulting Indicator:
        Price Per S.F. of Rentable Area:      $81.36

Estimate of Exposure Time:                    We believe, based on the
                                              assumptions employed in our
                                              analysis and based on our
                                              selection of investment parameters
                                              for the property, the value
                                              conclusions represent prices
                                              achievable within nine month's
                                              exposure on the open market.

Special Assumptions:                          Our estimates of value assumes
                                              that leases will be signed with
                                              Wal-Mart Stores, Inc. and Giant
                                              Food, Inc. under the terms and
                                              conditions as will be outlined
                                              later in this report. Please refer
                                              to the complete list of
                                              Assumptions and Limiting
                                              Conditions included at the end of
                                              this report.

================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================


================================================================================


                               [GRAPHIC OMITTED]


                                Subject Property

================================================================================

================================================================================


                               [GRAPHIC OMITTED]


                                Subject Property

================================================================================

================================================================================


                                      -1-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================


================================================================================


                               [GRAPHIC OMITTED]


                                Subject Property

================================================================================

================================================================================


                               [GRAPHIC OMITTED]


                              Former Bradlees Space

================================================================================

================================================================================


                                      -2-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================


================================================================================


                               [GRAPHIC OMITTED]


                              Former Bradlees Space

================================================================================

================================================================================


                               [GRAPHIC OMITTED]


                                Mellon Out Parcel

================================================================================


================================================================================


                                      -3-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

==========================================================================================================================
                                                    Liberty Plaza
                              Liberty Bell Boulevard at Franklin Mills Boulevard
                                             Philadelphia, Pennsylvania
                                                    Rent Roll
---------------------------------------------------------------------------------------------------------------------------
Tenant                 Leased Area   Term           Rental Rate                 Overage Rent                  Improvement
                                                                                                              Allowance
---------------------------------------------------------------------------------------------------------------------------
Dick's Sporting Goods  77,586 S.F.   4/96 -         $10.50 (Yrs. 1-5)           3% over $17,606,250           $20.45/S.F.
                                     15 Yrs.        $11.00 (Yrs. 6-10)
                                                    $11.75 (Yrs. 11-15)
---------------------------------------------------------------------------------------------------------------------------
Service Merchandise    53,349 S.F.   4/94 -         $11.25/S.F.                 None                          $25.54/S.F.
                                     10.5 Yrs.
---------------------------------------------------------------------------------------------------------------------------
Boot Village           5,553 S.F.    4/90 -         $13.05/S.F.                 None                          None
                                     10 Yrs.
---------------------------------------------------------------------------------------------------------------------------
Mellon Bank            Pad           7/94-          $18,000/Yr.                 None                          None
                                     12/98
---------------------------------------------------------------------------------------------------------------------------
Wal-Mart               149,238 S.F.  10/97 (Est) -  $6.00/S.F.                  1/2 of 1% of sales            None
(Proposed)                           20 Yrs.                                    over the 7th Yr.
                                                                                with a cap  of
                                                                                $1.00/S.F.
---------------------------------------------------------------------------------------------------------------------------
Giant Food             Pad           5/98 (Est.) -  $400,000 (Yrs. 1-5)         None                          None
Proposed                             25 Yrs.        $430,000 (Yrs. 6-10)
                                                    $460,000 (Yrs. 11-15)
                                                    $490,000 (Yrs. 16-20)
                                                    $520,000 (Yrs. 21-25)
==========================================================================================================================

================================================================================

                                                                    INTRODUCTION
================================================================================

Identification of the Subject Property

      The subject of this appraisal is Liberty Plaza, a 301,138 square foot power shopping center located at the southwest corner of Liberty Belle Boulevard and Franklin Mills Boulevard In Philadelphia, Pennsylvania. The property was originally constructed as a Carrefour Hypermarket in 1989 and was subsequently converted to a power center in 1994. Principal tenants include Dick's Sporting Goods and Service Merchandise.

      Bradlees, which was another major tenant, is in bankruptcy. Bradlees renounced their lease and vacated the store, effective October, 1996. It is proposed that Wal-Mart will occupy this space under lease effective September 15, 1997. In addition it is proposed that Giant of Maryland will construct a supermarket on a ground lease with opening projected by May, 1998. The subject site contains a total land area of 35.084+/- acres. The property is identified by the City of Philadelphia's Tax Assessor's Office as Ward 88 Book 2 Number 691000 (4501 Woodhaven Road).

Property Ownership and Recent History

      Title to the subject property is held by Mills Limited Partnership which acquired the property from Carrefour (USA) Properties, Inc. in April 1994 for a reported consideration of $17,750,000. At the time of sale, the property was a vacant store which was subsequently converted to a power center.

      The subject property is currently leased to three tenants occupying 134,488 square feet or 45 percent of the gross leaseable area. Additionally, Mellon Bank operates a 500+/- square foot drive-through bank on a pad site. A lease is outstanding to Wal-Mart to occupy the entire 149,328 square foot former Bradlees lease in an As Is condition for a rent of $6.00 per square foot. In addition, Wal-Mart would pay percentage rent of 1/2 of 1 percent of sales over the base in the seventh year with a cap of $1.00 per square foot. Further, there is a lease outstanding to Giant Food, Inc. for a pad lease for a 20 year term at $400,000 per year, increasing by $30,000 every five years. Giant Food intends to build a 55,797 square foot supermarket on this site. Remaining to be leased is a 15,412 square foot space between Service Merchandise and Dicks Sporting Goods. A summary rent roll is included on the opposing page.

      We would note that Bradlees had sub-leased a portion of their space to a karate store. However, we are informed by ownership that this lease will be expunged before Wal-Mart occupies their space. Therefore, no consideration was given to the sub-lease tenant.

Purpose, Function, and Scope of the Appraisal

      The purpose of this appraisal is to estimate the market value of the leased fee estate for the subject property As Is of April 16, 1997 as well as the prospective future value estimate of the leased fee estate of the subject property As Completed and Stabilized as of June 1, 1998. This report is to function as a supporting document in the potential financing of the subject property. The scope of our appraisal process included:

================================================================================


                                      -4-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

o     A detailed physical inspection of the subject property.

o A study of current regional economic trends, nearby neighborhood influences and local market characteristics.

o Interviewed representatives of ownership and the property management company.

o Reviewed leasing policy, concessions, tenant build-out allowances and history of recent rental rates and occupancy with Mills Corporation personnel.

o     Reviewed a detailed operating history and a budget forecast for 1997.

o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing retail properties, including interviews with on-site managers and a review of our own data base from previous appraisal files.

o Reviewed trade area specific data for the property as prepared by Equifax National Decision Systems.

o Conducted market inquiries into recent sales of similar power centers to ascertain sale prices per square foot and capitalization rates.

o     Reviewed all tenant lease abstracts.

o Estimated market rental rates, absorption, and stabilized income and expenses for the subject based on available market data and the current market thinking relative to growth in market rents and market absorption.

o A development of the Income Capitalization and Sales Comparison Approaches to the valuation of real property with a reconciliation of the results into a final estimate of market value for the subject. As purchase decisions on real property like the subject are not being based upon the cost of obtaining a site and constructing improvements with equal desirability and utility, the Cost Approach was not utilized in this analysis.

      For this assignment, a complete appraisal of the subject property was performed with the results conveyed in this self-contained report. A complete appraisal involves an estimate of market value without any departure from the Uniform Standards of Professional Appraisal Practice maintained by the Appraisal Foundation. A self-contained report makes a comprehensive presentation of the data and analyses which serve as the basis of our conclusion of value for the subject property.

Interest Appraised and Date of Value

      This appraisal concerns itself with the market value of the leased fee estate in the subject property As Is of September 1, 1996 as well as the as well as the prospective future market value of the leased fee estate of the subject property upon completion and stabilized occupancy projected for June 1, 1998. On April 16, 1997, Gerald B. McNamara, MAI of Cushman & Wakefield of Pennsylvania, Inc., inspected the subject property. Richard W. Latella, MAI of Cushman & Wakefield of New York, Inc., has also inspected the property. This appraisal report is prepared as of November 10, 1997.

================================================================================


                                      -5-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

      Gerald B. McNamara is certified by the Commissioner of Professional and Occupational Affairs of the Commonwealth of Pennsylvania as a General Appraiser. Certificate #GA-000267-L was re-issued to him on June 15, 1995 and will expire on June 30, 1997. Richard W. Latella is also certified by the Commissioner of Professional and Occupational Affairs of the Commonwealth of Pennsylvania as a General Appraiser. Certificate #GA-00103-R was re-issued to him on June 15, 1995 and will expire on June 30, 1997. Copies of these certificates are included among the Addenda to this report.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

      The definition of market value utilized in this report is taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation as follows:

      The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

            1.    Buyer and seller are typically motivated;
            2. Both parties are well informed or well advised, and acting in what they consider their own best interests;
            3.    A reasonable time is allowed for exposure in the open market;
            4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and
            5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

      Under Paragraph 3 of the above Definition of Market Value, the value estimate presumes that "a reasonable time is allowed for exposure in the open market". According to Statement on Appraisal Standards #6 of the Appraisal Foundation, Exposure Time is defined as "the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. It is a retrospective estimate based upon an analysis of past events assuming a competitive and open market". Thus, Exposure Time is presumed to precede the effective date of the appraisal. Based upon the analysis which is detailed elsewhere in this report, we estimate a reasonable Exposure Time to have been nine months for a property like the subject at the concluded opinion of value reported.

      The definitions of the interests appraised which are utilized in this report are taken from The Dictionary of Real Estate Appraisal, Third Edition
(1993), published by the Appraisal Institute (formerly the American Institute of Real Estate Appraisers), as follows:

      Leased Fee Estate

      An ownership interest held by a landlord with the right of use and occupancy conveyed by lease to others; the rights of lessor or the leased fee owner and leased fee are specified by contract terms within the lease.

================================================================================


                                      -6-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

      Finally, the definitions of other pertinent terms taken from another source for this report is as follows:

      Market Value As Is on Appraisal Date

      Value of the property appraised in the condition observed upon inspection and as it physically and legally exists without hypothetical conditions, assumptions, or qualifications on the effective date of appraisal.

      Market Rent

      The rental income that a property would most probably command on the open market.

      Prospective Value Estimate

      A forecast of value expected to occur at a specified future date. A prospective value estimate is most frequently utilized in connection with real estate projects that are proposed, under construction, under conversion to a new use, or that have otherwise not achieved sellout or stabilized level of long term occupancy at the time the appraisal report is written.

Legal Description

      A legal description of the subject property was not provided to the appraisers of this report.

================================================================================


                                      -7-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               REGIONAL ANALYSIS
================================================================================

Philadelphia Metropolitan Area

      The subject property is located in on the northern border of the City of Philadelphia, the urban center of the Philadelphia Metropolitan Area. The Philadelphia Metropolitan Area, itself, encompasses over 3,500 square miles through the counties immediately surrounding the city in both Pennsylvania and New Jersey. The greater metropolitan area is actually part of a larger economic and geographic entity known as the Delaware Valley, which extends from Trenton, New Jersey at the north to Wilmington, Delaware at the south. The Delaware Valley is a closely integrated market which pervades the many political subdivisions incorporated in it.

Population

      According to the most recent estimate of the Federal Census Bureau, the Philadelphia Metropolitan Area has the fourth largest population in the nation after Los Angeles, New York, and Chicago. The currently reported population of about five million represents a .4 percent increase over that counted in 1990. The statistics indicated population growth in the suburban counties surrounding Philadelphia, with a decline in the city itself. The current population of the City of Philadelphia is reported to be about 1.522 million, a decrease of approximately four percent since 1990. These statistics are significant in that demographers believe population growth is directly tied to employment growth.

================================================================================

                              Population Statistics
                         Philadelphia Metropolitan Area
                                 (In Thousands)

================================================================================
                                                     %                       %
         County             1980       1990       Change       1995       Change
================================================================================
Bucks                       483.8      541.2     + 11.9%       570.6      + 5.4%
--------------------------------------------------------------------------------
Chester                     320.1      376.4     + 17.6%       399.7      + 6.2%
--------------------------------------------------------------------------------
Delaware                    552.2      547.7      - 0.8%       548.2       + .1%
--------------------------------------------------------------------------------
Montgomery                  644.6      678.1      + 5.2%       703.2      + 3.7%
--------------------------------------------------------------------------------
Philadelphia              1,668.2    1,585.6      - 5.0%     1,521.5      - 4.0%
--------------------------------------------------------------------------------
Burlington                  366.0      395.1      + 8.0%       400.8      + 1.4%
--------------------------------------------------------------------------------
Camden                      472.8      502.8      + 6.4%       506.6       + .8%
--------------------------------------------------------------------------------
Gloucester                  202.1      230.1     + 13.9%       243.1      + 5.7%
--------------------------------------------------------------------------------
Salem                        65.0       65.3      + 0.5%        64.6      - 1.1%
================================================================================
Total Metropolitan Area   4,774.8    4,922.3      + 3.1%     4,958.3       + .7%
================================================================================
Source:  U.S. Census Bureau
================================================================================

Employment

      The traditional economic base of the region was once heavy manufacturing. Concurrent with national trends, the regional economy has now shifted toward a skilled/service oriented base. Approximately 33 percent of the region's 2.15+/- million employees in the wage and salary workforce are now employed in the service industries, as contrasted with the approximate 15 percent employed in manufacturing. Furthermore, another 22 percent of the region's workforce is employed in the wholesale and retail trades, while only 14 percent is employed by government.

================================================================================


                                      -8-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

================================================================================

                         Philadelphia Metropolitan Area
                          January Employment Statistics
                                 (In Thousands)

================================================================================
                                   1990     %      1995      %   Variance   %
================================================================================
Manufacturing                      358.6   16.3    311.8   14.5  - 46.8  - 13.1
--------------------------------------------------------------------------------
Construction & Mining               95.4    4.3     73.9    3.4  - 21.5  - 22.5
--------------------------------------------------------------------------------
Transportation, Communication &
Utilities                           99.0    4.5    104.5    4.9   + 5.5   + 5.6
--------------------------------------------------------------------------------
Wholesale & Retail Trades          508.0   23.1    482.8   23.5  - 25.2   - 5.0
--------------------------------------------------------------------------------
Finance, Insurance & Real Estate   167.6    7.6    155.1    7.2  - 12.5   - 7.5
--------------------------------------------------------------------------------
Services                           659.1   30.1    717.5   33.4  + 58.4   + 8.9
--------------------------------------------------------------------------------
Government                         308.4   14.1    303.3   14.1   - 5.1   - 1.7
--------------------------------------------------------------------------------
Total Wage & Salary Employment   2,196.1  100.0  2,148.9  100.0  - 47.2   - 2.2
--------------------------------------------------------------------------------
Total Civilian Labor Force       2,409.0         2,397.6         - 11.4   - 0.5
--------------------------------------------------------------------------------
Unemployment                       114.1           143.5         + 29.4  + 25.8
--------------------------------------------------------------------------------
Unemployment Rate                    4.7%                           6.0%
================================================================================
Source:  Pennsylvania Department of Labor and Industry
================================================================================

      According to a recent study by the Federal Reserve Bank of Philadelphia, the Philadelphia metropolitan area had the weakest economy of any labor market in the Tri State area (Pennsylvania, New Jersey and Delaware) in 1995. Job levels declined .5 percent even though the employment rate remained relatively steady. All of the net job loss was in the City of Philadelphia, while in the suburbs, job growth was an anemic .1 percent.

      However, the regional economy has improved in 1996 with most sectors enjoying healthy growth. Manufacturing output turned sharply upward, although manufacturing employment remained weak. Residential construction has turned up sharply. Retail sales in the region are growing a little faster than national figures, with sales of durable goods leading the way. Bank lending has been flat. Every sector in the Tri-State area registered gains in employment in the second quarter with the exception of manufacturing and transportation. Growth in the region is expected to be somewhat weaker in the third and fourth quarters and to remain slower than the nation's for the remainder of the year. Inflation remains in check in the region.

      While only the strongest of manufacturing companies remain in the region, economic leadership is now shared with companies in health care, information processing, pharmaceuticals, education, banking and insurance. A listing of the ten largest employers in Philadelphia County alone bears out this observation. Note that the total civilian labor force, which includes self-employed workers, has generally remained the same since 1990. Wage and salary positions, though, have declined somewhat.

================================================================================


                                      -9-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

================================================================================

                         Philadelphia Metropolitan Area
                          January Employment Statistics
                                 (In Thousands)

================================================================================
                                      1992      1994  Change     1996    Change
--------------------------------------------------------------------------------
Manufacturing                         318.2    310.1   -2.6%     301.2   -2.9%
--------------------------------------------------------------------------------
Construction & Mining                  67.1     71.1   +6.0%      68.3   -3.9%
--------------------------------------------------------------------------------
Transportation, Communication &
 Utilities                             98.9    102.2   +3.3%     101.6   -0.6%
--------------------------------------------------------------------------------
Wholesale & Retail Trades             475.9    464.8   -2.3%     482.7   +4.0%
--------------------------------------------------------------------------------
Finance, Insurance & Real Estate      156.6    154.6   -1.3%     152.1   -1.6%
--------------------------------------------------------------------------------
Services                              668.8    697.6   +4.3%     719.8   +3.2%
--------------------------------------------------------------------------------
Government                            300.3    302.1   +0.6%     299.7   -0.8%
--------------------------------------------------------------------------------
Total Wage & Salary Employment      2,085.8  2,102.5   +0.8%   2,125.4   +1.1%
--------------------------------------------------------------------------------
Total Civilian Labor Force          2,426.0  2,403.2   -0.9%   2,378.1   -1.0%
--------------------------------------------------------------------------------
Unemployment                          168.0    142.6             137.3
--------------------------------------------------------------------------------
Unemployment Rate                      6.9%     5.9%              5.8%
================================================================================
Source:  Pennsylvania Department of Labor and Industry
================================================================================

      According to the Pennsylvania Department of Labor and Industry, the July, 1996 unemployment rate in the nine county Philadelphia Metropolitan Area was 5.2 percent, as compared to 5.1 percent for the Commonwealth of Pennsylvania and 5.4 percent for the nation as a whole. For the city of Philadelphia, the unemployment rate for July was 4.6 percent.

================================================================================

                          Largest Non-Public Employers
                               Philadelphia County

================================================================================
             Employer           Local Employees      Product or Service
================================================================================
University of Pennsylvania           10,900     Education; Research; Health Care
--------------------------------------------------------------------------------
Thomas Jefferson University          7,400      Education; Research; Health Care
--------------------------------------------------------------------------------
CoreStates Financial Corporation     6,100      Banking; Financial Services
--------------------------------------------------------------------------------
Bell Atlantic                        5,600      Telecommunications
--------------------------------------------------------------------------------
Allegheny Health                     5,100      Education; Health Care
--------------------------------------------------------------------------------
Aramark, Inc.                        4,600      Food Services
--------------------------------------------------------------------------------
Einstein Healthcare                  4,200      Education; Health Care
--------------------------------------------------------------------------------
Cigna Corporation                    4,100      Insurance, Financial Services
--------------------------------------------------------------------------------
ConRail, Inc.                        3,800      Rail Freight Transportation
--------------------------------------------------------------------------------
PECO Energy Company                  3,400      Public Utility
================================================================================
Source:  Philadelphia Business Journal
================================================================================

Income

      The median effective household buying income or disposable income after federal taxes in the Philadelphia Metropolitan Area is currently estimated to be $39,470 or 28th of the 320 metro markets surveyed. This compares to $33,333 for the Commonwealth of Pennsylvania, $42,247 for the state of New Jersey and $32,238 for the United States as a whole. Philadelphia ranks last in current median household income level in the Metropolitan Area at $27,542 per household.

================================================================================


                                      -10-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

================================================================================

                                Income Statistics
                         Philadelphia Metropolitan Area

================================================================================

                                       Effective Buying
                                          Income (In             Median
   County            Households            Thousands)        Household EBI
Bucks                  203,700            $11,424,599           $48,814
--------------------------------------------------------------------------------
Chester                143,400              9,732,884            55,798
--------------------------------------------------------------------------------
Delaware               202,900             10,359,964            42,366
--------------------------------------------------------------------------------
Montgomery             269,700             16,369,926            47,723
--------------------------------------------------------------------------------
Philadelphia           571,500             20,080,366            27,542
--------------------------------------------------------------------------------
Burlington             140,600              7,341,632            44,967
--------------------------------------------------------------------------------
Camden                 178,900              8,049,714            37,788
--------------------------------------------------------------------------------
Gloucester              83,900              3,700,926            39,978
--------------------------------------------------------------------------------
Salem                   23,500              1,019,275            38,123
================================================================================
Total                1,818,100            $88,079,286           $39,470
================================================================================
Source: Sales & Marketing Management
================================================================================

Linkages

      The Philadelphia Metropolitan Area benefits from an admirable transportation system linking the region to the rest of the nation and points throughout the world. The Port of Philadelphia is one of the largest fresh water ports in the country. The Philadelphia International Airport provides service to most major North American cities and many European destinations. From its central location in the heart of the eastern megalopolis, excellent highway and rail accessibility is also available.

Cultural, Educational and Recreational Resources

      Educational opportunities abound throughout the region, with twelve major colleges and universities located here. There are also four teaching medical college hospitals in the Philadelphia area. As the nation's fourth largest urban center and first capital, cultural and recreational activities available to the populace are widely diverse.

Conclusions

      The central core of this metropolitan area, the City of Philadelphia, continues to experience a fiscal crisis precipitated by a diminishing tax base and the increased need for new and costly municipal services. However, the current administration and council are now cooperating to promote fiscal responsibility which is creating a positive response among many. On the other hand, the surrounding suburban counties have been the focus of the region's population and job growth over the last decade. This trend is expected to continue into the next century.

================================================================================


                                      -11-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

      Overall, the Philadelphia Metropolitan Area is an older, densely developed region with a mature economy which can only be expected to grow less and at a slower pace in the months and years to come. Taxes and labor costs throughout the Northeastern United States are higher than elsewhere so that there are fewer opportunities for low cost start-up companies. Fortunately, the patchwork of existing small to mid-sized companies in the Philadelphia Metropolitan Area should protect this region from the severe economic shocks seen in many single industry towns.

      Thus, over the long term, the Philadelphia Metropolitan Area benefits from a diversified economic base which should protect the region from the effects of wide swings in the economy. The region's strategic location along the eastern seaboard and its reputation as a major business center should further enhance the area's long term outlook. The region's real estate market is beginning to give way to some optimism as availabilities are slowly absorbed through the current economic expansion. It is our conclusion that the long term trends of the region should eventually exert positive influences on the values of well located and well designed real property.

Summary

      o Philadelphia is the fifth largest city in the country but, due to the population of its suburbs, it is the fourth largest metropolitan area. Just by sheer size, the region represents a broad marketplace for all commodities including real estate.

      o The region's economy is diversified with the service industries now the largest single sector; manufacturing has stabilized after three decades of decline. The region's economy is now growing though the number of people employed is about the same as it was three years ago due to new business technologies which increase productivity. This has served to lessen demand for most types of space in the Philadelphia Metropolitan Area.

      o Regional economic trends point toward an era of modest growth which, over time, should eventually alleviate the current imbalance between supply and demand for most types of real property. However, only those with a desirable location and functional design will outperform inflation in the general economy.

================================================================================


                                      -12-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  [MAP OMITTED]


================================================================================

                                                           NEIGHBORHOOD ANALYSIS
================================================================================

Northeast Philadelphia and Bensalem Township

      The subject property lies Parkwood neighborhood of Northeast Philadelphia and immediately south of the border between Northeast Philadelphia and Bensalem Township in Bucks County, Pennsylvania, approximately fifteen miles northeast of Philadelphia's central business district. Parkwood is a densely populated residential area of the city which was developed in the Fifties and early Sixties

      Northeast Philadelphia extends from Bridge Street at the southern end to the Poquessing Creek and Bucks County at the northern end, and from Montgomery County in the west to the Delaware River in the east. Northeast Philadelphia has evolved from a predominately rural area into a densely populated community. Approximately one quarter of a million people now live in this area which is now nearly 100 percent developed. This growth in population was basically brought about by the migration of younger families seeking to escape the overcrowding and decay of other older sections of the city. If Northeast Philadelphia were severed from the rest of Philadelphia, it would become the third largest city in Pennsylvania in terms of population.

      Northeast Philadelphia is primarily a residential community. The principal residential dwelling unit is the attached, "row", or townhouse unit. The Northeast section of the city is characterized by densely populated residential developments. There are also semi-detached and detached, single family dwellings with higher average values than townhouse units. An adequate supply of rental housing is also available, including a large number of garden apartments. Homes are generally well kept, pride of ownership is obvious, and the entire area is considered to be largely stable.

      In conjunction with this population growth, commercial land uses evolved along the main traffic arteries which circulate through Parkwood and the other sections of Northeast Philadelphia. Major regional retail land uses include Roosevelt Mall, Northeast Tower Center and the Franklin Mills Mall. Within Northeast Philadelphia there are also numerous commercial districts catering essentially to pedestrian traffic. These are mainly found along the parts of Torresdale Avenue, Frankford Avenue, Cottman Avenue, Bustleton Avenue, Castor Avenue and Rising Sun Avenue.

      Along with this population explosion has come a corresponding influx industry into Northeast Philadelphia capitalizing on the newly relocated labor force of young, skilled and semi-skilled workers. Presently, Northeast Philadelphia represents one of the more concentrated industrial sections of the city. Within a several miles radius of the subject are located numerous industrial parks and designated industrial districts which form the economic base of this area. The largest of these is the Philadelphia Industrial Park located approximately three miles east of the subject property.

================================================================================


                                      -13-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                        Neighborhood Description
================================================================================

      Contributing greatly to the neighborhood's desirability is the area's excellent highway and transportation systems. Roosevelt Boulevard is one of the major traffic arteries which traverses Northeast Philadelphia and connects with the Schuylkill Expressway (Interstate 76) to the south and the Philadelphia Interchange of the Pennsylvania Turnpike to the north. The Delaware Expressway (Interstate 95), the other major traffic artery in the area, connects to Center City Philadelphia to the south, and Trenton and New York to the north. Woodhaven Road (Route 63) is a limited access highway for a part of its length connecting the Roosevelt Boulevard with Interstate 95.

      Public transportation is excellent with the Southeastern Pennsylvania Transportation Authority (SEPTA) providing bus and commuter rail service throughout the area. Rail freight is available through ConRail. Located at Grant Avenue, within the center of the Philadelphia Industrial Park, is North Philadelphia Airport. This is principally a private and executive-oriented facility, but one which does provide commuter service to Philadelphia and Newark International Airports.

      As noted, the subject property is located immediately south of the border between Philadelphia and Bensalem Township in Bucks County. Bucks County geographically encompasses 610 square miles. Located north of Philadelphia, the county is divided into 54 municipalities, each possessing the powers of police and taxation. Bensalem Township, which is located on the southeastern boundary of the county, is bordered by the City of Philadelphia to the south, the Delaware River, Bristol Township and Bristol Borough to the east, Lower Southampton Township to the west and Pendel Borough and Middletown Township to the north. The 1990 population figures for the township were 56,788, up 8.4 percent since the 1980 census.

      The growth of Bensalem Township is directly attributable to the excellent transportation system which serves it. Interstate 95, which traverses the township, links Bensalem Township to Philadelphia on the south and Trenton, New Jersey to the north. Access to the Pennsylvania Turnpike, leading to New Jersey to the east and Ohio tot the west, is two miles northwest of the subject at U.S. Route 1. U.S. Route 1 provides access to Philadelphia to the south and Trenton to the north. Routes 132, 413 and 513 also serve the township.

      Residential uses in Bensalem Township vary widely and include attached, semi-detached and detached single family dwellings as well as garden apartments and condominiums. The total housing stock of over 15,000 units represents an increase of approximately 56 percent since 1980.

      A wide variety of commercial and office uses are located in Bensalem Township primarily along Street Road and Route 1. Located here are a variety of community and strip shopping centers as well as the Neshaminy Mall, a 950,000 square foot regional mall anchored by Sears, Boscov's and Strawbridge's. In addition, Federal Realty Investor's Trust has recently announced plans to construct a 688,000 square foot retail center to be named Gateway Center on a 196 acre tract located on the north side of Street Road, west of its interchange of I-95. This mixed use development would contain 200 hotel rooms, a 115,000 square foot entertainment center and a 60,000 square foot assisted living facility. This proposal was presented to the Bucks County Planning Commission in July, 1996 and a lengthy approval process is anticipated.

================================================================================


                                      -14-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                        Neighborhood Description
================================================================================

      Light industrial development in Bensalem Township was fostered by the completion of Interstate 95 in this area in the early 1970's. This area was the first to be developed with industrial parks which attracted businesses from Philadelphia by offering a suburban location with good highway access to the city without the city's onerous tax climate found there. Major industrial park developments in Bensalem Township include the Expressway 95 Industrial Park, Riverview Industrial Park, Metropolitan Industrial Park, and Bridgewater Industrial Park, among others.

      The area immediately surrounding and directly influencing the subject consists of the retail commercial uses of Franklin Mills as well as peripheral outparcel development. Franklin Mills is a 1.736 million square foot regional mall, anchored by JC Penney, Boscov's, Burlington Coat Factory, Spiegel and Marshall's. The mall is surrounded by freestanding stores occupied by Sam's Wholesale Club, Toys R Us and General Cinema. Immediately west of the subject is the Philadelphia Design Center, a strip center anchored by Hechingers and with in-line tenants oriented towards home furnishings. Two outparcels adjoining the subject site are currently being developed with a Don Pablo Restaurant and a Burger King. Surrounding the mall are residential subdivisions of detached single family, twins and rowhomes as well as several multifamily apartment complexes. The subject neighborhood has easy access to major highways including Interstate 95, U.S. Route 1 and the Pennsylvania Turnpike.

      The subject property was originally constructed as a Carrefour Hypermarket in 1989 and subsequently converted to multi-tenant retail use in 1994. The current major tenants at the subject include Dick's Sporting Goods and Service Merchandise. However, it is projected that Wal-Mart will be occupying the former Bradlees store in this center by the Fall of 1997. Additionally, a portion of the site will be land leased to Giant Food for construction of a 55,797 square foot supermarket.

Summary

      In summary, the subject property is situated in a largely built-up location in the Northeast section of Philadelphia and immediately adjacent to the suburban community of Bensalem Township. The area boosts a widely diverse mix of residential, commercial and light industrial uses. This populous area also benefits from being within the fourth largest urban area and the fifth largest city in the country.

o The immediate neighborhood of the subject is characterized by a variety of land uses typical to an urban neighborhood.

o For retail development such as the subject, the advantages of this neighborhood include the density of population and good highway access.

o The disadvantages of this neighborhood relative to suburban locations include declining municipal services and an onerous employee wage tax.

o     The general trend or the neighborhood appears to be stable.

================================================================================


                                      -15-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 MARKET ANALYSIS
================================================================================

Power Centers

      A Power Center may be generally defined as a grouping of retail stores where 75 to 85 percent of its gross leasable area (GLA) is occupied by anchor tenants. At the subject property, 95 percent of the gross leasable area will be occupied by tenants of 20,000 or more square feet. According to a recent survey by The National Research Bureau, there were 461 Power Centers in the United States by year end 1995, up from 287 in 1994 and 233 in 1993. An additional 42 new centers are to be constructed in 1996.

      Most closely resembling a community center in design and merchandising emphasis, power centers generally total a minimum of 250,000 square feet and have at least one discount department store or warehouse club anchor tenant measuring 100,000 square feet. Most often there are also four or five category-specific anchor tenants of 25,000 square feet or more which emphasize merchandise such as consumer electronics, sporting goods, office supplies, home furnishings and personal computer hardware and software. Small shop space is typically restricted to about ten percent of the gross leasable area.

      Power centers are constructed in an open air strip in either an L or U shape near a concentration of retail development and frequently in close proximity to a regional mall. Most power centers are constructed as new developments. However, many times other forms of retail centers, such as community and regional centers, are redeveloped or repositioned with a discount focus.

      Economic characteristics also distinguish power centers from other forms of retail development in that they have a high proportion of anchor space and anchor leases that often provide for only one or two rent increases over the lease term thereby limiting the store's income potential. Few have percentage rent clauses and those that do generally stipulate very high breakpoints thus limiting rental increases in concert with increases in sales. The impetus to develop power centers with such limited upside potential is based on anticipated long term stable income derived from the strength of the anchor tenants' credit which can provide a higher yield to investors than that provided by the same company's corporate debt.

      As a result of the financial structure of power centers, a high quality location is critical to their success. It is also critical for potential future redevelopment of the site as retail trends change over time.

Retail Structure

      Power Centers are very frequently constructed near interstate highways and often in close proximity to a regional mall. Such is the case with the subject which is located near at an interchange of I-95 and opposite Franklin Mills. The 1,737,000 square foot Franklin Mills was constructed in 1989 and is anchored by JC Penney, Burlington Coat Factory and Boscov's. Additionally, there is a freestanding Sam's Wholesale Club located adjacent to the center.

================================================================================


                                      -16-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                               MAP OF PHILADELPHIA

                                                                 Market Analysis
================================================================================

Competitive Center #1
Location:                                     The Court at Oxford Valley
                                              E/S Oxford Valley Road
                                              Falls Township
                                              Bucks County, PA

================================================================================


                               [GRAPHIC OMITTED]


================================================================================

      The Court at Oxford Valley is a 430,000+/- square foot Power Center plus a freestanding 130,000+/- square foot Home Depot store which opened opposite the Oxford Valley Mall in 1996. Major tenants include Dicks Sports, Home Place and Best Buy. A summary of recent lease transactions for this center is included on the opposing page.

================================================================================


                                      -17-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Competitive Center #2
Location:                               Northeast Tower Center
                                        Roosevelt Boulevard and Tower Boulevard
                                        Philadelphia, PA

================================================================================


                               [GRAPHIC OMITTED]


================================================================================

      The Northeast Tower Center is a 505,000+/- square foot Power Center which is being developed on the 47.97 acre former Sears warehouse distribution site. The 3,100,00+/- square foot former Sears store and distribution center was sold to the Rubin Company which demolished the improvements in 1994. To date, the Northeast Tower Center has been developed with a Home Depot, Pep Boys, Staples, Old Navy. plus two restaurants. A 109,000 square foot Bradlees store was under construction when Bradlees declared bankruptcy in June, 1995. Service Merchandise had an agreement to purchase a 3.52+/- acre site to build a 54,000+/- square foot store at this center but canceled. Ownership reports that they are in discussions with a 60,000+/- supermarket, a 50,000+/- electronics store and a pet food store.

================================================================================


                                      -18-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

================================================================================
                            Recent Lease Transactions
                               East Gate Square -
                       Mt. Laurel and Moorestown Township
                              Burlington County, NJ
================================================================================
       Tenant                Term     Leased Area          Rent/S.F.
--------------------------------------------------------------------------------
                                                      $15.00 (Yrs. 1-5)
Best Buy                     1997      45,000 S.F.    $16.00 (Yrs. 6-10)
                           20 Years                   $17.00 (Yrs. 11-15)
                                                      $18.00 (Yrs. 16-20)
--------------------------------------------------------------------------------
                                                      $18.00 (Yrs. 1-5)
Barnes & Noble               1997      30,000 S.F.    $20.16 (Yrs. 6-10)
                           15 Years                   $22.57 (Yrs. 11-15)
--------------------------------------------------------------------------------
                                                      $15.00 (Yrs. 1-5)
PetsMart                     1997      28,186 S.F.    $16.00 (Yrs. 6-10)
                           20 Years                   $17.00 (Yrs. 11-15)
                                                      $18.00 (Yrs. 16-20)
--------------------------------------------------------------------------------
Old Navy Clothing Store      1995         20,000      $14.50 (Yrs. 1-5)
                           10 Years                   $17.00 (Yrs 6-10)
                                                      $20.00 (Yrs. 11-15)
--------------------------------------------------------------------------------
Mikasa Dinnerware Plus       1995         12,574      $17.50 (Yrs. 1-5)
                           10 Years                   $18.50 (Yrs. 6-7)
                                                      $19.25 (Yrs. 8-10)
                                                      $21.25 (Yrs. 11-16)
--------------------------------------------------------------------------------
                                                      $13.00 (Yrs. 1-5)
AC Moore                     1993       20,000 SF     $13.00 (Yrs. 6-10)
                           10 Years                   $14.00 (Yrs. 11-15)
--------------------------------------------------------------------------------
                                                      $12.00 (6/11/93-6/30/98)
Office Max                   1993       30,625 SF     $13.00 (7/1/98-6/30/03)
                           15 Years                   $14.00 (7/1/03-6/30/08)
--------------------------------------------------------------------------------
                                                      $12.00 (Yrs. 1-5)
Linens N' Things             1993         30,096      $13.00 (Yrs. 6-10)
                           10 Years                   $15.60 (Yrs. 11-15)
--------------------------------------------------------------------------------
                                                      $13.37 (7/31/98-7/31/98)
CompUSA                      1993         25,485      $15.37 (8/01/98-7/31/03)
                           15 Years                   $17.56 (8/01/03-7/31/08)
--------------------------------------------------------------------------------
                                                      $18.00 (Yrs. 1-5)
Boater's World               1994         6,000       $21.00 (Yrs. 6-10)
                           5 Years                    $23.00 (Yrs. 11-15)
--------------------------------------------------------------------------------
                                                      $20.00 (Yrs 1-5)
Blockbuster Video            1994         5,100       $23.00 (Yrs 6-10)
                                                      $26.45 (Yrs 11-15)
                                                      $30.42 (Yrs 16-20)
--------------------------------------------------------------------------------
================================================================================

                                                                 Market Analysis
================================================================================

Competitive Center #3
Location:                                  East Gate Square
                                           Lenola Drive and Route 38
                                           Moorestown and Mt. Laurel Townships
                                           Burlington County, NJ

================================================================================


                                [GRAPHIC OMITTED]


================================================================================

      East Gate Square lies opposite the Moorestown Mall which has frontage along Route 38 and Nixon Drive. Phase I and Phase II of East Gate Square were constructed in 1993 and 1995, respectively. Phase I is a 241,000 square foot center, plus a separately owned 130,000 square foot freestanding Home Depot. Major tenants include Shop Rite, Office Max, Ross Dress for Less, Linens N Things, Comp USA and Zany Brainy. Phase II is a 154,000 square foot center which includes Nobody Beats the Wiz, Old Navy and Mikasa.

      Phase III is under development and will contain 119,000 square foot of retail area when completed in July, 1997. Major tenants in Phase III will include Dick's Sporting Goods and Best Buy. Phase IV is also under development and will contain 100,386 square feet of retail area when completed in July, 1997 to include Barnes and Noble and PetsMart. Including the Home Depot store adjoining Phase I, East Gate will contain a total of approximately 744,000 square feet of retail area by July 1997. Finally, there is vacant land available for an additional 120,000 square feet of retail area in Phases V and VI. On the opposing page is a summary of recent lease transactions in East Gate Square.

================================================================================


                                      -19-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

================================================================================
                            Recent Lease Transactions
                                Brandywine Square
                          Route 30, East Caln Township
                               Chester County, Pa.
================================================================================
Tenant                 Term         Leased          Rent/S.F.
                                    Area
--------------------------------------------------------------------------------
BJ's Wholesale Club    1996         108,242 S.F.    $11.00, increased by 8%
                       20 Yrs.                      every 5 years
--------------------------------------------------------------------------------
Hechinger              1996         99,000 S.F.     $12.55, increased by 5%
                       20 Yrs.                      after 10 years
--------------------------------------------------------------------------------
Dick's Sports          1996         60,000 S.F.     $12.00, increased by $35,000
                       20 Yrs.                      every 5 years.
--------------------------------------------------------------------------------
Home Place             1996         54,400 S.F.     $12.26, increased by 10%
                       20 Yrs.                      every 5 years.
--------------------------------------------------------------------------------
PetsMart               1996         26,376 S.F.     $13.50, increased by 10%
                       15 Yrs.                      every 5 years.
--------------------------------------------------------------------------------
Sears Optical          1996         1,469 S.F.      $16.00
                       5 Yrs.
--------------------------------------------------------------------------------
GNC                    1996         1,200 S.F.      $16.00
                       5 Yrs
================================================================================

                                                                 Market Analysis
================================================================================

Competitive Center #4
Location:                                       Brandywine Square
                                                S/S Route 30 at Quarry Road
                                                Caln Township
                                                Chester County, PA

================================================================================


                                [GRAPHIC OMITTED]


================================================================================

      Brandywine Square is a 579,000+/- square foot Power Center which was recently constructed on the site of the former Downington Inn. Principal tenants include BJ's Wholesale Club, PetsMart, Dick's Sporting Goods and Hechinger. Brandywine Square opened in August, 1996. A summary of lease transactions in this center is included on the opposing page.

================================================================================


                                      -20-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                         Philadelphia Metropolitan Area
                              Vacancy Rate Summary

===================================================================================================
    County          Jan-92    Jul-92   Jan-93   Jul-93  Jan-94   Jul-94    Jan-95   Jul-95   Jan-96
---------------------------------------------------------------------------------------------------
  Bucks              11.9%    10.4%     9.4%    10.6%    11.3%    10.6%     8.7%     9.3%     8.5%
---------------------------------------------------------------------------------------------------
  Chester             6.5%     6.9%     6.1%     6.7%     6.4%     6.5%     4.4%     4.6%     3.6%
---------------------------------------------------------------------------------------------------
  Delaware            6.2%     6.4%     6.4%     5.1%     5.5%     3.5%     2.9%     3.6%     3.3%
---------------------------------------------------------------------------------------------------
Montgomery            5.5%     5.4%     5.4%     4.4%     4.3%     4.9%     4.4%     4.4%     5.3%
---------------------------------------------------------------------------------------------------
Philadelphia         10.0%     8.3%     8.5%     8.2%     7.8%     7.0%     6.1%     6.2%     8.0%
---------------------------------------------------------------------------------------------------
 Burlington          11.0%     9.4%     8.4%     8.0%     8.0%     7.8%     7.7%     8.6%     6.3%
---------------------------------------------------------------------------------------------------
  Camden             12.1%     8.4%     8.0%    10.0%     7.9%    10.1%    10.1%     8.0%     8.2%
---------------------------------------------------------------------------------------------------
 Gloucester          11.3%    10.7%     9.4%    12.4%    10.4%    11.2%    10.3%    15.8%    15.6%
===================================================================================================

Source: Metro Commercial Real Estate

                                                                 Market Analysis
================================================================================

Trade Area Analysis

Overview

      According to a recently published survey, Philadelphia had a 8.0 percent retail vacancy rate in January, 1996 as compared to 6.2% in July, 1995. A copy of this survey is included on the opposing page.

      A retail property's trade area contains people who are likely to patronize that particular retail center. These customers are drawn by a given class of goods and services from a particular tenant mix. A property's fundamental drawing power comes from the strength of the anchor tenant(s) combined with local and regional tenants which complement and support the anchors. A successful combination of these elements creates a destination for customers seeking a variety of goods and services while enjoying the comfort and convenience of an integrated shopping environment.

      To define and analyze the market potential for the subject, it is important to first establish the boundaries of the trade area from which the subject will draw its customers. In some cases, defining the trade area may be complicated by the existence of other retail facilities on main thoroughfares within trade areas that are not clearly defined or whose trade areas overlap with that of the subject. Because the subject lies in an intensely developed area, the subject's potential trade area can be reasonably expected to partially overlap with other retail facilities along major retail thoroughfares. Before the trade area can be defined, it is necessary that we thoroughly review the retail market and the competitive structure of the general marketplace, with consideration given to the subject's position therein.

Trade Area Definition

      Liberty Plaza is located on Woodhaven Road (Route 63) approximately 1 mile east of Interstate 95 and approximately 3 miles west of US Highway #1 (Roosevelt Boulevard). This location makes it one of the more accessible retail locations within the greater Philadelphia area. The advantage of highway proximity has the effect of expanding the center's trade area by virtue of reducing travel time for residents in more distant locations. As discussed in the previous section, the location and accessibility of competing centers also has direct bearing on the formation and make-up of a particular area.

      The major retail center in this trade area is Franklin Mills. Other area retail facilities collectively act as traffic generators that increase the area's status as a destination retail hub.

      To summarize, the foundation of our analysis in the delineation of the trade area of the subject may be summarized as follows:

      1. Highway accessibility including area traffic patterns, geographical constraints and nodes of residential development.

      2. The position and nature of the area retail structure including the location of destination retail centers and the strength and composition of the retail infill.

      3. The size, anchor tenancy and merchandising composition of the tenant(s), both existing and as proposed.

================================================================================


                                      -21-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      On balance, we have established a total trade area for the subject on the basis of a 7 mile radius emanating from the store. So as to add some perspective to our analysis, we have segregated this survey as prepared by Equifax National Decision Systems (ENDS) into 3, 5 and 7 mile concentric circles. A map illustrating these radii is indicated on the opposing page. We believe that the 3-5 mile radii constitutes the primary market based upon the proximity of the Delaware River and the shopping alternatives more easily available to the residents in New Jersey. This report is provided in the Addenda. The chart below presents relevant statistics for the total trade area as segregated by primary and secondary components.

================================================================================

                                Subject Property
                   Estimated Trade Area Market Support Factors

================================================================================
                                      3 Mile            5 Mile          7 Mile
                                      Primary           Primary        Secondary
                                    Trade Area        Trade Area      Trade Area
Population
          1990 Census                 113,029           317,551         624,001
          1996 Estimate               110,011           312,133         616,070
          2001 Projection             108,911           310,290         612,428
% Compound Annual Change:
1990-1996                              -.45%             -.29%           -.18%
1996-2001                              -.20%             -.12%           -.26%
--------------------------------------------------------------------------------
Households
          1990 Census                 40,753            118,499         233,253
          1996 Estimate               41,047            120,142         237,666
          2001 Projection             40,852            120,090         238,168
% Compound Annual Change:
1990-1996                              .08%              .23%            .31%
1996-2001                              -.10%             .01%            .04%
--------------------------------------------------------------------------------
Average Household Income - 1996       $54,288           $52,500         $53,894
--------------------------------------------------------------------------------
Median Household Income - 1996        $45,931           $43,925         $44,273
--------------------------------------------------------------------------------
Median Age                             35.37             36.99           37.43
--------------------------------------------------------------------------------
1990 Median Home Value                $95,925          $101,096        $102,644
================================================================================
Source:        Equifax National Decision Systems
================================================================================

Population

      Once the market has been established, the focus of our analysis centers on the trade area's population. ENDS provides historical, current and forecasted population estimates for the total trade area. Patterns of development density and migration are reflected in the current levels of population estimates. The report provided in the Addenda presents the statistics on the basis of the radii discussed above.

================================================================================


                                      -22-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      As is demonstrated, there has been an approximate two percent decline in population in the subject's five mile primary trade area between 1990 and 1996 and a one percent decline in the population over the same time period for the seven mile secondary trade area. Over the next five years, ENDS reports that the population will continue to decline gradually. This pattern is typical thought most neighborhoods of Philadelphia in that people who can move to the suburbs elect to do so. Despite these losses, the neighborhood remains densely populated. Approximately, 110,000 people are located within a three mile radius of the subject. Within five miles, there are approximately 312,000 people. Finally, extending out to 7 mile secondary trade area, there are approximately 616,000 people. Regardless of the recent declines in population, the overall population density of the trade area is highly favorable for retail development.

Households

      A household consists of all the people occupying a single housing unit. While individual member of a household purchase goods and services, these purchases actually reflect household needs and decisions. Thus, the household is a critical unit to be considered when reviewing market data and forming conclusions about the trade area as it impacts the retail center.

      National trends indicate that the number of households are increasing at a faster rate than the growth of the population. Several noticeable changes in the way households are being formed have caused the acceleration in this growth, specifically:

      The population in general is living longer on average. This results in an increase of single and two person households.

      The divorce rate increased dramatically during the last two decades, again resulting in an increase in single person households.

      Many individuals have postponed marriage, thus also resulting in more single person households.

      According to ENDS, the total trade area gained 4,413 households between 1990 and 1996, an increase of 1.9 percent to 237,666 households. Thus, growth equates to an average annual growth rate of .31 percent. Between 1996 and 2001 the area is expected to grow, but at a slower pace of .04 percent per year. Consistent with the national trend, the trade area is experiencing household growth at rates in excess of population changes primarily due to factors mentioned above. Correspondingly, a greater number of smaller households with fewer children generally indicates more disposable income. In 1996, there were
2.59 persons per household and by 2001, it is forecasted to decrease to 2.57.

================================================================================


                                      -23-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Trade Area Income

      Income levels, either on a per capita, per family or household basis, indicate the economic level of the residents of the market area and form an important component of this total analysis. More directly, average household income, when combined with the number of households, is a major determinant of an area's retail sales potential. The trade area income figures support the profile of a broad-based middle income market. According to ENDS, average household income within the total trade area in 1996 was approximately $53,894. Trade area income statistics are exhibited below.

                      ====================================
                           Average Household Income
                      ------------------------------------
                          Area                 Income
                      ------------------------------------
                          3 Mile               $54,288
                      ------------------------------------
                          5 Mile               $52,500
                      ------------------------------------
                          7 Mile               $53,894
                      ====================================

Retail Sales

      Retail sales in the Philadelphia Metropolitan Area are currently estimated to approach $44 billion annually. The Philadelphia area ranked fifth nationally behind Chicago, Los Angeles, New York and Washington, D.C. in total retail sales for 1995, the last year for which statistics are currently available. Retail sales in this metropolitan area have increased at a compound annual rate of 3.6 percent since 1989. Within Philadelphia, the annual retail sales for 1995 were estimated to be about $8.9 billion, unchanged from the previous year sales.

      Sales and Marketing Management Magazine projects that retail sales in the Philadelphia region will increase to $51.8 Billion by the year 2000, reflecting a compound annual change of 3.6 percent for the five year period. For Philadelphia County, retail sales are projected to increase to $9.9 billion by the year 2000, reflecting a compound annual change of 2.0 percent.

================================================================================


                                      -24-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

================================================================================

                                  Retail Sales
             Philadelphia Metropolitan Area and Philadelphia County
                                 (In Thousands)

================================================================================
                  Metropolitan                 Philadelphia
    Year          Philadelphia    % Change        County        % Change
================================================================================
    1989          $35,816,878         --        $7,661,352          --
--------------------------------------------------------------------------------
    1990          $36,033,312      + 0.6%       $7,741,383       + 1.1%
--------------------------------------------------------------------------------
    1991          $35,120,446      - 2.5%       $7,451,387       - 3.8%
--------------------------------------------------------------------------------
    1992          $39,811,716     + 13.4%       $8,447,600      + 13.4%
--------------------------------------------------------------------------------
    1993          $43,480,561      + 2.6%       $8,323,384       - 1.5%
--------------------------------------------------------------------------------
    1994          $43,480,561       +6.4%       $8,985,763        +8.0%
--------------------------------------------------------------------------------
    1995          $44,309,612        1.9%       $8,950,479         -.4%
--------------------------------------------------------------------------------
2000 (Est).       $51,804,581                   $9,883,537
--------------------------------------------------------------------------------
Compound Annual Change              +3.2%                         +2.6%
(1989 -1995)
--------------------------------------------------------------------------------
Projected Compound Annual           +3.6%                         +2.0%
Change (1995 - 2000)
=========================================================================
Source: Sales & Marketing Management Magazine 1990-1996
================================================================================

Market Terms, Concessions and Commissions Structure

      The economic characteristic that distinguishes power centers from other forms of retail development is that they have a high proportion of anchor space. Typical lease terms for national tenants are fifteen to twenty years with periodic increases in rent during the term. For smaller or local tenants, terms may range from five to ten years. Retail leases are generally structured on a net basis with the tenant responsible for a full pro-rata share of taxes and operating expenses. Additionally, tenants will typically pay an administrative surcharge on common area maintenance ranging up to 10 percent.

      In addition to the minimum base rent, some tenants will contract to pay a percentage of their gross annual sales over a pre-established base amount as overage rent. It is most common for leases to have a natural breakpoint although many do have stipulated breakpoints. The average overage percentage for small space retail tenants is in a range of 3 to 6 percent. Anchor tenants will either pay no overage rent, or in the range of 1 to 3 percent of a natural or stipulated breakpoint.

      Traditionally, it takes a number of years for a retail center to mature and gain acceptance before generating any sizable percentage income. As a center matures, the level of overage rents typically becomes a larger percentage of total revenue. It is a major ingredient protecting an investor against inflation.

      Concessions in the form of tenant improvement allowances are an important part of the lease negotiations for a new center such as the subject. Lease concessions can vary between no dollars for a local or small tenant to as much as $30.00 per square foot for a national tenant. However, those tenants which receive significant tenant improvement allowances will generally pay higher rent levels to amortize the costs over the term of their lease.

================================================================================


                                      -25-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      Leases for new power centers are often direct deals between owners and the tenants with no broker participation. Where leasing commissions are paid to outside brokers, the typical leasing commissions is approximately $2.50 per square foot for leases of 25,000 square feet or larger and approximately $3.50 per square foot for leases of less than 25,000 square feet. For pad leases, the typical leasing commission is $5.00 per square foot of building area with a minimum of $25,000. Typically, no additional leasing commission is paid for tenants which exercise options.

The Subject Property

      The subject property is Liberty Plaza, a 301,138 square foot power shopping center located opposite Franklin Mills. The property was originally constructed as a Carrefour Hypermarket in 1987 and was subsequently converted to a power center in 1994. The original anchors included Bradlees (149,238 square feet), Dick's Sporting Goods (77,586 square feet) and Service Merchandise (53,349 square feet ). However, Bradlees renounced their lease through bankruptcy proceedings and vacated the store in October, 1996. Also occupying the subject are Boot Village (5,553 square feet) and a Mellon Bank drive-through branch on a pad site. In addition to the former Bradlees space, the subject contains a 15,412 square foot in-line space which was never leased.

      It is proposed that Wal-Mart will occupy the former Bradlees space under lease effective September 15, 1997. In addition it is proposed that Giant of Maryland will construct a supermarket on a ground lease with opening projected by May, 1998..

Conclusion

      A metropolitan and locational overview was presented which highlighted important points about the study area and demographic and economic data specific to the trade area. The trade area profile discussed encompassed a radii based analysis that was established based upon a study of the competitive retail structure. Marketing information relating to these sectors was presented and analyzed in order to determine patterns of change and growth as it impacts the subject. Next we discussed the subject neighborhood's retail sales history along with its performance potential over the near term. The given data is useful in establishing quantitative dimensions of the total trade area, while our comments serve to provide qualitative insight into this market. A compilation of this data provides the basis for our projections and forecasts particular to the subject property. The following summarizes our key conclusions.

      o The area surrounding the subject is densely populated. There are current approximately 312,000 people living within a five mile radius of the subject and approximately 616,000 people living within a seven mile radius. The area is expected to show modest declines in population over the next five years.

      o Access to the site is excellent. The subject lies on Woodhaven Road near its intersection with Interstate 95. The subject also lies near US Highway 1, an important local commuting and commercial arteries.

================================================================================


                                      -26-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      o The subject adjoins Franklin Mills, a well established and successful super regional outlet mall. Also located in the immediate neighborhood are a variety of community and neighborhood shopping centers as well as freestanding big box retail stores. When combined with the construction of the subject, this concentration of services makes this area a premier retail corridor for northeastern Philadelphia and southern Bucks County.

      o The subject is currently 45 percent leased with the principal tenants being Dick's Sports and Service Merchandise. However, occupancy will be increased to 95 percent with the projected opening of Wal-Mart. Moreover, Giant Food is projected to construct a 55,797 square foot supermarket on a long term pad lease, increasing cash flow to the center with no significant capital costs.

      o All things considered, Liberty Plaza presents a viable economic concept which should meet with continued market acceptance through aggressive promotion and competent management.

Exposure Time

      Exposure Time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the estimated market value on the effective date of the appraisal. It is a retrospective estimate based upon analysis of past events assuming a competitive and open market. Thus, exposure time is presumed to precede the effective date of the appraisal.

      According to a recent Cushman & Wakefield survey, investors project an exposure time ranging from three to nine months for all types of retail property, with an average of 6.5 months. Similarly, our conversations with active commercial brokers indicate than an exposure time of nine months would be appropriate for the subject.

================================================================================


                                      -27-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 [MAP OMITTED]

                                 Liberty Plaza

                                                            PROPERTY DESCRIPTION
================================================================================

Site Description
Location:                                Southwest corner of Liberty Belle
                                         Boulevard and Franklin Mills Boulevard
                                         Philadelphia, Pennsylvania

Shape:                                   Irregular

Area:                                    35.084+/- acres.

Frontage:                                The site has frontages along the south
                                         side of Liberty Belle Boulevard and the
                                         west side of Franklin Mills Boulevard.

Topography/Terrain:                      Generally level and at street grade.

Street Improvements:                     Each of the roadways are macadam paved.

Soil Conditions:                         We did not receive nor review a soil
                                         report. However, we assume that the
                                         soil's load-bearing capacity is
                                         sufficient to support the existing
                                         structures. We did not observe any
                                         evidence to the contrary during our
                                         physical inspection of the property.
                                         The tract's drainage appears to be
                                         adequate.

Utilities:
      Water:                             City of Philadelphia

      Sewer:                             City of Philadelphia

      Telephone:                         Bell Atlantic

      Electricity:                       PECO Energy

      Gas:                               Philadelphia Gas Works

Land Use Restrictions:                   We were not given a title report to
                                         review. We do not know of any
                                         easements, encroachments or
                                         restrictions that would adversely
                                         affect the site's use. However, we
                                         recommend a title search to determine
                                         whether any adverse conditions exist.

Flood Hazard:                            According to Community Panel No. 420757
                                         0129 F, National Flood Insurance Rate
                                         Map, effective August 2, 1996, the
                                         subject is in Flood Hazard Zone X, an
                                         area of minimal flooding and,
                                         therefore, does not require flood
                                         hazard insurance.

================================================================================


                                      -28-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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

                                                            Property Description
================================================================================

Wetlands:                                We were not given a wetlands survey. If
                                         subsequent engineering data reveal the
                                         presence of regulated wetlands, it
                                         could materially affect property value.
                                         We recommend a wetlands survey by a
                                         competent engineering firm.

Hazardous Substances:                    We observed no evidence of toxic or
                                         hazardous substances during our
                                         inspection. However, we are not trained
                                         to perform technical environmental
                                         inspections and recommend the services
                                         of a professional engineer for this
                                         purpose.

Comments:                                Overall, the site is typical of large
                                         commercial sites in the area,
                                         functionally adequate and well suited
                                         for its existing and proposed use.
                                         Externally, no deleterious influences
                                         were noted.

Improvements Description

      The shopping center site is improved with a 301,138+/- square foot single story plus mezzanine Power shopping center known as Liberty Plaza. The improvements were constructed in 1989 as a Carrefour Hypermarket and were subsequently converted to multi-tenant Power Center in 1994. Also present on the on site is a Mellon Bank drive through branch on an pad site. The following is a more complete description of the improvements.

General Description
           Year Built:                   1989, converted to multi tenant retail
                                         use in 1994.

           Building Area:                301,138 square feet

           Building Height:              30 feet.

Construction Detail
           Foundations:                  Reinforced concrete footings,
                                         reinforced concrete slab on grade.

           Framing:                      Structural steel.

           Ceiling Height:               26' clear.

           Floors:                       Finished concrete slab on grade.

           Walls:                        Metal panel over concrete block.

           Roof:                         Built up composition cover over metal
                                         deck.

           Windows:                      Fixed pane glass in aluminum frame.

           Pedestrian Doors:             Aluminum and plate glass double
                                         entrance doors.

================================================================================


                                      -29-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Mechanical Detail
           Heating and Cooling:          Roof mounted combination HVAC units
                                         provide heat and air conditioning.

           Plumbing:                     Assumed to be to municipal code.

           Electrical Service:           Standard commercial service. Tenants
                                         are separately metered for electric
                                         use.

           Loading: The former Bradlees and Dick's Sporting Goods have two tailgate height, and two drive in loading door, one of which is used for the trash compactor. Service Merchandise has three tailgate height and two drive in loading doors.

           Fire/Safety Systems:          The improvements are fully wet
                                         sprinklered.

Interior Detail
           Layout:                       The improvements were demised into five
                                         stores, as follows:

                                         Former Bradlees:          149,238 S.F.
                                         Dicks Sporting Goods       77,586 S.F.
                                         Service Merchandise        53,349 S.F.
                                         Boot Village                5,553 S.F.
                                         Vacant                     15,412 S.F.
                                         -------                    -----------
                                         Total:                    301,138 S.F.

                                         In addition to the 149,238 square foot
                                         of first floor space, the former
                                         Bradlees store contains 30,000 square
                                         feet of mezzanine office space.
                                         Bradlees subleased portions of their
                                         space to a tire/battery and auto store
                                         and a karate store. The TBA store has
                                         four service bays on the north side of
                                         the building. This space is currently
                                         vacant.

           Floor Covering:               Predominantly vinyl tile.

           Walls:                        Painted sheetrock.

           Ceilings:                     Exposed metal roof deck and acoustical
                                         tile in metal track.

           Lighting:                     Recessed fluorescent and incandescent
                                         light.

           Rest Rooms:                   Multi-fixture men's and women's
                                         restrooms are provided.

Hazardous Substances:                    The appraisers have no knowledge of any
                                         hazardous substances present in the
                                         improvements to the subject property. A
                                         professional study is recommended for
                                         final determination of any such
                                         substance.

================================================================================


                                      -30-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Site Improvements:                       Paved and lined parking and loading
                                         areas are provided. Additionally, there
                                         are pole mounted parking lot lighting
                                         and concrete walkways to all entrances.

Landscaping:                             Low maintenance trees, shrubs and
                                         plantings are situated around the
                                         building.

Comments:                                At the time of inspection, the
                                         improvements were in average to good
                                         condition. Wal-Mart is projected to
                                         lease the former Bradlees space in its
                                         as Is condition with no tenant fitout.
                                         They may also build a garden center
                                         adjoining the existing improvements.

Personal Property Included
   in Value Estimate:                    None.

================================================================================


                                      -31-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Liberty Plaza
                                Philadelphia, Pa.
                                 Tax Comparables
                                  Liberty Plaza

=======================================================================================================================
Proximity to Subject                   Assessed Value    NRA     Current Annual   Assessed Value  Tax     % of Assessed
Year Built/Occupancy                                            Real Estate Taxes    Per SF      Per SF       Value
-----------------------------------------------------------------------------------------------------------------------
Subject:
Liberty Plaza
S/W/C Liberty Belle Boulevard and     L      201,696    301,138    $404,685          $16.26       $1.34        8.26%
Franklin Mills Boulevard              B    4,695,000
Philadelphia                          T    4,896,960
1987 & 1994/95%
-----------------------------------------------------------------------------------------------------------------------
Comp. 1:
Sams Wholesale Club                   L       52,800    133,010    $163,217          $14.85       $1.23        8.26%
4301 Byberry Road                     B    1,922,240
Philadelphia, Pa                      T    1,975,040
Less than 1 mile
1991/100%
-----------------------------------------------------------------------------------------------------------------------
Comp. 2:
Toys R Us                             L       51,200     46,653    $ 69,748          $18.09       $1.50        8.26%
4401 Byberry Road                     B      792,800
Philadelphia, Pa.                     T      844,000
Less than 1 mile
1990/100%
-----------------------------------------------------------------------------------------------------------------------
Comp. 3:
Philadelphia Home & Design Center     L    1,028,157    218,086    $290,893          $16.14       $1.33        8.26%
12131 Knights Road                    B    2,491,843
Philadelphia, Pa                      T    3,520,000
Less than 1 mile
1988/75%
-----------------------------------------------------------------------------------------------------------------------
Comp. 4:
Phar-Mor                              L       37,484     85,000    $ 99,408          $14.12       $1.17        8.28%
4301 Barberry Road                    B    1,162,516
Philadelphia, Pa                      T    1,200,000
Less than 1 mile
1988/100%
=======================================================================================================================

                                              REAL PROPERTY TAXES AND ASSESSMENT
================================================================================

      The subject property is assessed by the City of Philadelphia for the payment of real estate taxes. The City identifies the subject as Ward 88 Book 2 Number 691000 (4501 Woodhaven Road). It is assessed in the following manner:

                         =============================
                         Land               $2,016,960
                         -----------------------------
                         Improvements       $2,880,000
                         -----------------------------
                         Total              $4,896,960
                         =============================

      Assessments in the City of Philadelphia are based upon 32 percent of the assessor's estimate of market value or, in the case of the subject, $15,303,000. As a practicality, this ratio is rarely achieved. The current total assessment over the subject property implies a value for tax purposes that appears reasonable based our subsequent valuation

      The current tax rate applicable to the subject property is $82.64 per $1,000 of assessed value. This total tax rate is attributable to the following jurisdictions:

                        =================================
                             Jurisdiction           Rates
                        =================================
                        City of Philadelphia       $37.45
                        ---------------------------------
                        School District            $45.19
                        ---------------------------------
                        Total                      $82.64
                        =================================

      An application of the tax rate outlined above to the current assessment results in an annual real estate tax liability of $404,685. This tax liability is equivalent to $1.34 per square foot of rentable area. On the opposing page is a survey of tax comparables for retail properties surrounding Franklin Mills. Based upon that survey, the current tax liability on the subject appears reasonably market oriented.

================================================================================


                                      -32-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

      The subject property is zoned ASC, Area Shopping Center District by the City of Philadelphia. This zoning districts allows for a variety of retail services in an enclosed building. Developmental requirements include the following.

================================================================================
Minimum Lot Size                          15,000 s.f.
--------------------------------------------------------------------------------
Setback Requirements                         None
--------------------------------------------------------------------------------
Minimum Street Frontage                      100'
--------------------------------------------------------------------------------
Maximum Building Height                       35'
--------------------------------------------------------------------------------
Parking                       4 spaces for every 1,000 s.f. of net
                              leasable area on the first floor;
                              2 spaces for every 1,000 square feet
                              above the street level
================================================================================

      The shopping center site has paved parking for 1,803 cars. We calculate that 1,205 parking spaces would be required for the first floor retail area under the existing zoning code which was amended in 1993. If the mezzanine level were to be utilized for retail use, an additional 80 parking spaces would be required, which is well below that which is currently provided.

      We are not experts in the interpretation of complex zoning ordinances but the current development of the subject appears to be a legal use based on our review of public information. We know of no deed restrictions, private or public, that further limit the subject property's use. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.

================================================================================


                                      -33-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

      According to The Dictionary of Real Estate Appraisal, Third Edition
(1993), a publication of the Appraisal Institute (formerly the American Institute of Real Estate Appraisers), the highest and best use of real property is defined as:

      1. The reasonable and probable use that supports the highest present value of vacant land or improved property, as defined, as of the date of the appraisal.

      2. The reasonably probable and legal use of land or sites as though vacant, found to be physically possible, appropriately supported, financially feasible, and that results in the highest present land value.

      3.    The most profitable use.

      We evaluated the site's highest and best use both as currently improved and as if vacant since the highest and best use of the land can be different from that of the property (land plus improvements). The existing use will continue, however, until the value of the underlying land, at its highest and best use, exceeds the total value of the property as currently utilized. In each case, whether as vacant land or as improved, the highest and best use of the real estate must meet four criteria. The use must be (1) physically possible,
(2) legally permissible, (3) financially feasible, and (4) maximally productive.

The Subject Site - As Vacant

      As noted in our description of the subject site, the land's size and shape are conducive to a variety of developments. All utilities necessary for development are in place and the soil is assumed to have sufficient load-bearing capacity to support most types of structures. The site is generally level to sloping in topography and presents good visibility and accessibility.

      Compatibility with existing surrounding land uses is also an important physical consideration for a harmonious development. Our discussion of the immediate neighborhood of the subject site indicates an area predominated by the retail commercial land uses surrounding Franklin Mills but with residential land uses on surrounding streets. Thus, from a physical perspective, a variety of uses would be a possible homogeneous use of the land.

      Legal restrictions, as they apply to the subject site, are private restrictions of deed and the public restrictions of zoning. As noted, the subject is zoned for shopping center use. There are no private restrictions which are known to adversely affect the utilization of the land. Thus, a commercial utilization of this site is legally permissible.

      After analyzing the physically possible and legally permissible aspects of the site, the highest and best use must be considered in light of financial feasibility and maximum productivity. For a potential use to be seriously considered, it must have the potential to provide a sufficient return to attract investment capital over alternative forms of investment. A positive net income or acceptable rate of return would indicate that a use is financially feasible. Among the financially feasible uses, the use that provides the highest rate of return is the highest and best use.

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                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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

                                                            Highest and Best Use
================================================================================

      The subject has been redeveloped as a retail power center. This location has attracted national and regional anchor tenants as well as considerable interest from other local and national tenants. The rent levels which are being negotiated are sufficient to support development. The site lies near an interchange of Interstate 95 and opposite a super regional outlet mall. This neighborhood is densely populated with income levels which are higher than regional averages.

      As compared to many other types of development, lenders are more willing to underwrite retail development. It is, therefore, our conclusion that, as a vacant site, the current highest and best use of this land is for retail development.

The Subject Site - As Improved

      The subject site is improved with a 301,138 square foot single story masonry Power shopping center. The improvements were constructed in 1989 and redeveloped for multi-tenant use in 1994. The improvements are in average to good overall condition and offer to the market functional and attractively designed retail space.

      As previously stated, we are not experts in the interpretation of complex zoning ordinances. However, based upon our review of public information, it appears that the current use and development of the subject have been accepted by the local zoning officials. Thus, a retail utilization for the subject site, as improved, is legally permissible.

      On a financial basis, market evidence indicates that there is a continued demand for physically sound retail properties affording functional utility. The value of a property like the subject on an improved basis is greater than that of the site as vacant. It is, therefore, our conclusion that, on an improved basis, the highest and best use is the existing retail use. In our opinion, such a use would yield to ownership the largest return over the longest period of time.

================================================================================


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                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

      There are three conventional approaches to real estate valuation, namely; Cost, Income Capitalization and Sales Comparison. The Cost Approach renders an estimate of value based upon the price of obtaining a site and constructing improvements, both with equal desirability and utility as that of the subject property. The Income Capitalization Approach renders an estimate of value based upon the present worth of the potential benefits derived from ownership of the subject property. The Sales Comparison Approach renders an estimate of value based upon the competitive prices at which an equally desirable substitute property can be acquired in the open market.

      Due to the age of the existing improvements and the resulting subjectivity in the estimation of the total accrued depreciation inherent in them, the Cost Approach was not considered applicable to the valuation of the subject property. Because real property such as the subject is regularly bought and sold in the open market, the Income Capitalization and Sales Comparison Approaches are felt to be most germane to this valuation. The strengths and weaknesses of each approach toward the valuation of the subject property are then reviewed. The valuation analysis concludes with a reconciliation of the outstanding differences between the two approaches and a final estimate of value of the subject property is rendered

================================================================================


                                      -36-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

POWER CENTER/COMMUNITY CENTER SALE COMPARABLES
Cushman & Wakefield, Inc.

Sale                                    Sale     Yr Built/                   Site Area        Site      GLA      Anchor    GLA as
No.    Name/Location                    Date     Condition     Sale Price    (Sq.Ft.)       Coverage   Sold        GLA   % of Total
1     Centennial Plaza                  Nov-96     1992       $16,700,000      862,488        27.1%   234,000    199,000    85.0%
      N.W. 59 and May Avenue                       Good
      Oklahoma City, OK


2     Lawrenceville MarketCenter        Nov-96     1995       $34,600,000    1,785,960        28.0%   499,829    459,209    91.9%
      Ga. 316 and Ga. 320                        Excellent
      Gwinnett County, GA


3     The Village at University Place   Aug-96     1995       $33,400,000    1,633,500        20.5%   334,500    140,200    41.9%
      SWQ I-85 and W.T. Harris Blvd.               Good
      Mecklenburg County
      Charlotte, North Carolina

4     Perimeter Village                 Jul-96     1995       $50,000,000    1,393,920        26.3%   366,600    249,349    68.0%
      W/S Ashford Dunwoody Road                  Excellent
      Atlanta, GA


5     Towneast Centre and Place         Jul-96     1992       $12,700,000      653,400        32.1%   210,000    149,760    71.3%
      Town East Blvd. and                          Good
       Town Center Drive
      Dallas County
      Mesquite, Texas

6     Villa Marina Marketplace          Jan-96    1976/91     $80,000,000    1,000,573        45.9%   459,703    218,929    47.6%
      Mexella & Lincoln Blvd.,                     Good
      Marina Freeway
      Marina Del Rey, California

7     Scottsdale Fiesta                 Dec-95     1995       $46,000,000    2,700,720        18.2%   491,000    440,000    89.6%
      S/E/C Shea Blvd and Pinia Road             Excellent
      Scottsdale, Arizona


8     Centre at Baybrook                Nov-95    1985/93     $25,675,000    1,742,400        24.5%   426,097    372,987    87.5%
      NEC/Medical Ctr. Blvd. & I-45                Good
      Houston
      Webster, Texas

9     Town Center Prado Center          Nov-95     1995       $27,793,000    1,916,640        15.2%   290,462    237,646    81.8%
      Barrett Pkwy. @ Bells Ferry Road           Excellent
      Cobb County
      Atlanta, Georgia

10    Port Plaza S. C.                  May-95    1980/89     $19,000,000      583,704        30.7%   179,000     70,566    39.4%
      Route 112 & Bicycles Path                   Average
      Suffolk County
      Port Jefferson, New York

11    Howell Mill Square                May-95    1980/87    $  9,200,000      435,600        22.7%    98,704     58,078    58.8%
      1715 Howell Mill Road                      Very Good
      Fulton County
      Atlanta, Georgia

12    Cobb Place                        Apr-95     1987       $21,035,000    1,013,206        23.5%   237,791    133,161    56.0%
      800 Ernest Barrett Pkwy.                     Good
      Cobb County
      Kennesaw, Georgia

      Survey High:                                            $80,000,000    2,700,720                499,829    459,209     -
      Survey Low:                                            $  9,200,000      435,600                 98,704     58,078     -

      Survey Average:                                         $31,341,917    1,310,176        24.3%   318,974    227,407    71.3%



Sale                                     Price/     NOV                              Occupancy
No.    Name/Location                     Sq. Ft.   Sq.Ft.  OAR   Anchor Tenants       At Sale     Comments
1     Centennial Plaza                   $71.37    $ 7.49 10.50% Best Buy, Home        93.0%  Acquisition by the Price REIT which
      N.W. 59 and May Avenue                                     Depot, Home Place            underwrites acquisitions using direct
      Oklahoma City, OK                                                                       capitalization analysis on existing
                                                                                              income with a cap rate above 10%.

2     Lawrenceville MarketCenter         $69.22    $ 6.58  9.50% Home Depot, Target,  100.0%  The Acutal GLA purchased was 280,034
      Ga. 316 and Ga. 320                                        AMC Theatres                 S.F. plus three pad sites occupied by
      Gwinnett County, GA                                                                     Target, Home Depot and Bertucci. The
                                                                                              projected IRR was 11.00%

3     The Village at University Place    $99.85    $ 9.84  9.85% Best Buy, Office     100.0%  New Power Center constructed on the
      SWQ I-85 and W.T. Harris Blvd.                             depot, TJ Maxx               northeast side of Charlotte. Center
      Mecklenburg County                                                                      includes a non owned Sam's and Wal-
      Charlotte, North Carolina                                                               Mart.

4     Perimeter Village                 $136.39    $12.82  9.40% Wal-Mart, Borders     93.0%  Went under contract in 7/95 on an
      W/S Ashford Dunwoody Road                                  books, Rhodes                earnout basis for $44 million
      Atlanta, GA                                                Furniture                    increasing to $50 million when
                                                                                              occupancy goals were met.

5     Towneast Centre and Place          $60.48    $ 6.65 11.00% Best Buy, Sears      100.0%  Center is located adjacent to
      Town East Blvd. and                                        HomeLife, PetsMart           Towneast Mall serving east side
       Town Center Drive                                                                      of Dallas. Centeralso contains
      Dallas County                                                                           a separately owned Home Depot.
      Mesquite, Texas

6     Villa Marina Marketplace          $174.03    $18.43 10.59% Vons, Sav-On,         92.0%  Project consists of 2 properties;
      Mexella & Lincoln Blvd.,                                   UA Theatres, Sport           2nd largest retail ctr. west of
      Marina Freeway                                             Chalet, Cineplex             San Diego Fwy b/w Ventura Fwy &
      Marina Del Rey, California                                 Odeon, Gelson's              Manhattan. Sales=$347/sf;
                                                                                              rents=$12-45/sf.

7     Scottsdale Fiesta                  $93.69    $ 9.37 10.00% Kmart, Home Base,    100.0%  Pre-sale of a new power center
      S/E/C Shea Blvd and Pinia Road                             Office Maxx, Barnes          development with an overall rate
      Scottsdale, Arizona                                        & Noble, Comp USA            of 10% and an IRR of 11%. Low IRR
                                                                                              reflects limited upside potential.

8     Centre at Baybrook                 $60.26    $ 5.79  9.61% Builder's Sq.,Bed     99.0%  Former mall renovated/converted in
      NEC/Medical Ctr. Blvd. & I-45                              Bath Beyond, Osh-            1993. Good location, exposure.
      Houston                                                    mans, SteinMart,             Anchors general over 90% of minimum
      Webster, Texas                                             Best Buy, Sears              rent. Avg in-line rent=$12.03/sf.

9     Town Center Prado Center           $95.69    $10.53 11.00% Home Place, Sports    99.0%  Power/community center located in a
      Barrett Pkwy. @ Bells Ferry Road                           Life, Publix                 growth corridor of Atlanta. Sale by
      Cobb County                                                                             Homart. Center is located .5 miles
      Atlanta, Georgia                                                                        from I-575 and I-75 interchange.

10    Port Plaza S. C.                  $106.15    $10.72 10.10% FoodTown              99.0%  Average quality community center.
      Route 112 & Bicycles Path                                  CVS Drugstore                Other tenants include Kay Bee Toy,
      Suffolk County                                                                          Dress Barn, Sam Goody, NYNEX.
      Port Jefferson, New York

11    Howell Mill Square                 $93.21    $ 9.09  9.75% Kroger               100.0%  Good quality brick & masonry ctr.
      1715 Howell Mill Road                                                                   located in densely populated trade
      Fulton County                                                                           area. Korger provided strong daily
      Atlanta, Georgia                                                                        draw; ctr. has poor visibility.

12    Cobb Place                         $88.46    $ 9.56 10.81% Service M'dise        96.0%  Good quality center with limited expo-
      800 Ernest Barrett Pkwy.                                   Upton's                      sure & narrow configuration. Ctr. has
      Cobb County                                                AMC Theatres                 high amount of in-line space & lacks
      Kennesaw, Georgia                                                                       drawing power of 4th anchor store.

      Survey High:                      $174.03    $18.43 11.00% -                    100.0%
      Survey Low:                        $60.26    $ 5.79  9.40% -                     92.0%

      Survey Average:                    $95.73    $ 9.74 10.18% -                     97.6%

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology

      The Sales Comparison Approach produces an estimate of value through an analysis of similar properties which have recently transferred in the competitive open market. Inherent in this approach is the economic principle of substitution which holds that, when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution. The Sales Comparison Approach directly reflects the values expressed by buyers and sellers active in the market.

      In the Sales Comparison Approach, we employ the following steps to reach an estimate of market value for the improved portion of the subject:

      1. research recent, relevant property sales and current offerings throughout the competitive area;
      2. select and analyze properties that are similar to the subject in locational attributes, physical traits and economic characteristics;
      3. identify sales that include motivated participants, non-realty components or favorable financing to calculate the cash equivalent price;
      4.    reduce the sale prices to a common unit of comparison;
      5. make appropriate adjustments to the prices of the comparable properties;
      6. interpret the adjusted sales data and draw a logical value conclusion.

      The most widely used and market-oriented unit of comparison for properties with characteristics similar to the subject is the sale price per square foot of rentable building area and the overall rate. All transactions utilized in this analysis are computed on this basis. On the opposing page is a summary of these market data.

Analysis

      The typical purchaser for properties like the subject includes large retail developers, foreign and domestic pension funds, and public real estate investment trusts (REITs). Because of their size, these centers are generally owned by sophisticated investors who typically lease space to large credit tenants. The moderate price category and quality of the tenants causes power centers to have a national market. The REIT interest in retail property has been particularly supportive of this property type. The liquidity afforded by access to the public markets has substantially heightened investor interest. Due to the relatively small number of market participants and the moderate amount of quality product available in the current marketplace, sufficient demand exists for the nation's quality retail developments.

================================================================================


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                                                     VALUATION ADVISORY SERVICES
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

                                                       Sales Comparison Approach
================================================================================

      As can be seen from our market summary, unit rates range from $60.26 to $174.03 per square foot of rentable building area including land before adjustment for differences with the subject property. Alternatively, the overall capitalization rates which can be derived from the market range from 9.40 percent to 11.00 percent. These transactions occurred between April, 1995 and November, 1996. All sales involved power shopping centers throughout the United States.

      The major elements of comparison for an analysis of this type include the property rights conveyed, the financial terms incorporated into a particular transaction, the conditions or motivations surrounding the sale, changes in market conditions since the sale, the location of the real estate, its physical traits, its economic characteristics, and any non-realty items which might have been included in the sale price. The first adjustment made to the market data takes into account differences between the subject property and the comparable property sales with regard to the legal interest transferred. Advantageous financing terms or peculiar conditions of sale are then adjusted to reflect a normal market transaction. Next, changes in market conditions must be accounted, thereby creating a time adjusted normal unit of comparison. Lastly, adjustments are made for location, the physical and economic attributes of the comparable sales, and any items of personalty associated with it in order to generate the final adjusted unit rate which is appropriate for the subject property.

      In an application of the Sales Comparison Approach, all adjustments are made to the comparable sales and not the subject property. When a characteristic of a comparable sale is superior to that of the subject property, a negative adjustment is made to the comparable sale. Conversely, when some trait of the comparable sale is inferior to that of the subject property, a positive adjustment is made to the comparable sale. Obviously, when a comparable sale and the subject property exhibit similar attributes, then no adjustment occurs.

      The quantitative analysis which follows is intended to assist the reader in understanding our thought process with the ultimate result being a plausible market value conclusion. Since the trading of real estate occurs in a very imperfect market, the use of paired sales to derive quantifiable adjustments, though acceptable in theory, is not realistic in practice. Even under the most ideal circumstances, the quality and uniformity of data are insufficient to produce accurate results. No two properties are exactly alike and emotion does come to bear in some form in almost every transaction. Therefore, the reader is cautioned to note that the adjustments set forth herein are not to be construed as absolutes, but are provided as a visual aid in demonstrating the logic of our conclusion.

      Property Rights Conveyed - All of the sales utilized in this analysis involved the transfer of the leased fee estate in the real property. The comparables were all encumbered by a number of leases with varying sized tenants and expiration dates. We believe, then, that no adjustment to the market data is necessary for property rights conveyed.

      Financial Terms - The financing utilized in the acquisition of real property can affect the sale price when it is based on non-market terms. All of the comparable property sales utilized in this analysis were accomplished with cash or a combination of cash and market oriented financing. For this reason, no adjustment to the market data for financial terms is necessary.

================================================================================


                                      -38-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      Conditions of Sale -Extraneous motivations to act on the part of either the buyer or seller can affect the sale price of a property. The property sales utilized in this analysis were arm's length transactions between willing and knowledgeable participants, each acting without duress. No adjustment to the market data is necessary for conditions of sale.

      Market Conditions - Relative changes in the supply and demand for real property between specified dates of sale will affect the prices which will be paid in a competitive and open market. Retail properties were not as severely impacted by the recent recession in the commercial markets and have, in fact, been a favored property choice for investors since early 1993. All of our comparable sales have occurred since 1993 and would therefore not require an adjustment for market conditions.

      Location - An adjustment for location may be required when the locational characteristics of a comparable property are different from those of the subject property. For retail properties similar to the subject, adjustments of this kind for differences in trade areas are very difficult. Power centers are typically constructed adjoining or near regional malls with good highway access which is the case with the subject. Therefore, no adjustments for location are considered necessary.

      Physical Traits - The physical condition and functional utility of a property will obviously affect its sale price. Considered most similar to the subject in age and condition are Sales #1 and #5. Properties that were constructed in 1994 and 1995 would be considered moderately superior to the subject for condition. Included in that category are Sales #2, #3, #4, #7 and #9. The remaining sales were constructed previous to the subject. A positive adjustment to these sales for age and condition would be considered.

      Economic Characteristics - Any a-typical or special attributes of the cash flow to be produced by a property can affect its sale price in the open market. The sale properties have occupancy levels ranging from 92% to 100% as compared to 100% projected for the subject at stabilization. The sale properties have a variety of anchor tenants, each with their own credit rating. In the Additional Comments section of this analysis, we will attempt to quantify these differences by comparing the net operating incomes of the comparable sales to that projected for the subject.

      Non-Realty Items - Non-realty components of value can sometimes be included in the sale price of a property. The purchase prices of the comparable property sales utilized in this analysis solely entailed real estate. Therefore, no adjustment is needed for this last element of comparison.

================================================================================


                                      -39-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Additional Comments

      Most shopping centers are purchased on expected net income, not gross leasable area, making unit prices a somewhat subjective reflection of investment behavior. In order to quantify the appropriate adjustments to the indicated per square foot unit values, we compared the subject's first year pro forma net operating income per square foot to the pro forma income of the individual properties.

      In our opinion, a buyer's criteria for the purchase of a retail property is predicated primarily on the property's income characteristics. Therefore, this adjustment incorporates factors such as location, tenant mix, rental levels, operating characteristics, and physical building quality. The table below adjusts each property's sale price per square foot based upon the net operating income of the comparable. The derivation of the subject's projected stabilized first year net operating income ($8.47 per square foot) is presented in the Income Approach section of this report.

      ====================================================================
                    Price Per Square Foot Adjustment Summary
      ====================================================================
      Sale                              Unadjusted          Adjusted Sales
       No.     NOI/SF Ratio             Sale Price           Price (PSF)
      ====================================================================
        1      $8.47/$7.49      X         $71.37   =          $80.72
      --------------------------------------------------------------------
        2      $8.47/$6.58      X         $69.22   =          $89.11
      --------------------------------------------------------------------
        3      $8.47/$9.84      X         $99.85   =          $85.96
      --------------------------------------------------------------------
        4     $8.47/$12.82      X        $136.39   =          $90.12
      --------------------------------------------------------------------
        5      $8.47/$6.65      X         $60.48   =          $77.04
      --------------------------------------------------------------------
        6     $8.47/$18.43      X        $174.03   =          $79.99
      --------------------------------------------------------------------
        7      $8.47/$9.37      X         $93.69   =          $84.70
      --------------------------------------------------------------------
        8      $8.47/$5.79      X         $60.26   =          $88.16
      --------------------------------------------------------------------
        9     $8.47/$10.53                $95.69   =          $76.98
      --------------------------------------------------------------------
       10     $8.47/$10.72      X        $106.15   =          $83.88
      --------------------------------------------------------------------
       11      $8.47/$9.09      X         $93.21   =          $86.86
      --------------------------------------------------------------------
       12      $8.47/$9.56      X         $88.46   =          $78.38
      --------------------------------------------------------------------
                      Mean                                    $83.49
      ====================================================================

      After adjustment for these earnings differences, these transactions reflect sales prices ranging from $76.98 to $90.12 per square foot with a mean of $83.49. The sale price per square foot of gross leasable area including land implicitly contains the locational, physical and economic factors affecting the value of a shopping center. Nonetheless, the process we have undertaken above is an attempt to quantify the unit price based upon the subject's income producing potential. After considering the characteristics of the subject relative to the above, we believe a unit rate range from approximately $80 to $85 per square foot is appropriate. Applying this unit rate to the 301,138 square feet of leasable area results in a value of approximately $24,100,000 to $25,600,000 for the subject property as completed and stabilized.

================================================================================


                                      -40-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      Alternatively, we have also extracted the overall rates at which the comparable properties transacted. An overall capitalization rate is the direct relationship between the net operating income generated by the real estate in the initial year of an investment and the asset's value in the marketplace. Overall rates can be affected by any debt which might be incorporated into the capital structure of the investment. Overall rates are also affected by the existing leasing schedule at a specific property, the strength or weakness in the local rental market for that type of real estate, and the risk/return characteristics of competitive investments.

      As noted, the data which can be extracted from the market indicate a range of overall capitalization rates between 9.40% and 11.00% with a mean of 10.18%. Currently, investors are seeking well tenanted power centers in suburban locations with good income and growth characteristics. The subject neighborhood would be considered middle market, in that its trade area is expected to show a slight decline in population but with an average household income that falls above regional averages. Considering all this, it is our opinion that that subject would appeal to investors at an overall rate of ranging from 10.25% to 10.50%. Applying this unit rate range to a projected stabilized initial net operating income of $2,550,866 for the subject property results in a value range from approximately $24,300,000 to $24,900,000. The indices of investment our value ranges generate are as follows:

Unit Rate Per Square Foot
Rentable Area:                            301,138 square feet
Price Per S.F. of Rentable Area:          $80 to $85
Indicated Value Range:                    $24,100,000 to $25,600,000

Overall Rate Analysis As Stabilized
Net Operating Income (FY 1998):           $2,550,866
Overall Rate Range:                       10.25% to 10.50%
Indicated Value Range:                    $24,300,000 to $24,900,000

Conclusion - As Completed and Stabilized

      With consideration to all of the above, it becomes our opinion that the Sales Comparison Approach would indicate a prospective market value As Completed and Stabilized as of June 1, 1997 ranging from TWENTY FOUR MILLION DOLLARS ($24,000,000) TO TWENTY FIVE MILLION DOLLARS ($25,000,000). The indices of investment generated by these value conclusions are as follows:

Indicated Value Range:                           $24,000,000 - $25,000,000
Indicated Value Per Square Foot:                  $79.70 - $83.02
Overall Rate:                                     10.20% - 10.60%

================================================================================


                                      -41-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

======================
Analysis - As Is
======================

      To achieve stabilization, ownership will incur leasing commission costs for Wal - Mart ($1.50 per square foot ), Giant Food ($2.00 per square foot of building area), plus leasing commissions ($2.50 per square foot) and tenant alterations costs ($25.00 per square foot) for the 15,412 square foot vacant space. We estimate the total construction and leasing costs to reach stabilization at approximately $800,000.

      In addition to the basic construction and leasing costs, a further adjustment would be necessary to recognize the entrepreneurial effort necessary to bring the property to stabilization. In the subsequent Income Capitalization Approach, we project a stabilized yield on invested capital of approximately
11.00 percent for the subject property. Similarly, we project a 12.00 percent yield on an As Is basis, thereby giving the current purchaser a premium for accepting the risks of bringing the subject property to stabilization. At a
11.00 percent yield, the present worth of the property cash flows from the subject property is equal to $24,500,000 at 12.00 percent, these compute to $23,000,000. The difference between these, $1,500,000, is indicative of the economically necessary provision for the purchaser's entrepreneurial profit to acquire an incomplete project like the subject and to bring it to stabilization

      Deducting the $800,000 base cost plus the $1,500,000 million allowance for entrepreneurial profit renders a total adjustment of $2,300,000. Deducting this from our estimated range of values As Stabilized, renders an adjusted value range As Is as of April 16, 1997 of between $21,700,000 and $22,700,000. The investment parameters generated by this value conclusion are as follows:

Indicated Value Range:                       $21,700,000 - $22,700,000
Indicated Value Per Square Foot:                   $72.06 - $75.38

================================================================================


                                      -42-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                              LIBERTY PLAZA - AS IS
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 5/1/97 FOR 12 YEARS

                             FY1998      FY1999       FY2000        FY2001      FY2002       FY2003       FY2004       FY2005
INCOME
------
MINIMUM RENT:
ALL TENANTS                2,009,629    2,967,668    2,961,629    2,972,160    3,026,345    3,026,345    3,071,757    2,921,713
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL MINIMUM RENT         2,009,629    2,967,668    2,961,629    2,972,160    3,026,345    3,026,345    3,071,757    2,921,713

RECOVERIES:
TAX RECOVERIES               300,409      404,684      404,063      403,441      404,684      404,684      404,684      386,761
INSURANCE RECOVER             24,095       33,485       34,604       35,762       37,126       38,426       39,770       39,297
CAM RECOVERIES               162,395      224,752      232,228      239,982      249,185      257,908      266,934      264,156
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RECOVERIES             486,899      662,921      670,895      679,185      690,995      701,018      711,388      690,214
OVERAGE RENT                       0            0            0            0            0            0            0            6
SALES VOLUME (000)            10,471       47,012       48,657       50,360       52,123       53,947       55,835       57,789
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
GROSS RENTAL
 INCOME                    2,496,528    3,630,589    3,632,524    3,651,345    3,717,340    3,727,363    3,783,145    3,611,933
CREDIT LOSS                 (199,722)    (290,447)    (290,602)    (292,107)    (297,387)    (298,189)    (302,652)    (288,955)
MELLON PAD                    18,000       18,000       18,000       18,000       18,000       18,000       18,000       18,000
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL INCOME               2,314,806    3,358,142    3,359,922    3,377,238    3,437,953    3,447,174    3,498,493    3,340,978

EXPENSES
--------
PROPERTY TAXES               404,685      404,685      404,685      404,685      404,685      404,685      404,685      404,685
INSURANCE                     32,353       33,485       34,657       35,870       37,126       38,425       39,770       41,162
COMMON AREA MAIN             210,270      217,629      225,246      233,130      241,290      249,735      258,475      267,522
MISCELLANEOUS                 31,531       32,635       33,777       34,959       36,183       37,449       38,760       40,117
MANAGEMENT FEE                80,385      118,707      118,465      118,886      121,054      121,054      122,870      116,869
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL EXPENSES               759,224      807,141      816,830      827,530      840,338      851,348      864,560      870,355
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
NET OPERATING
 INCOME                    1,555,582    2,551,001    2,543,092    2,549,708    2,597,615    2,595,826    2,633,933    2,470,623
ALTERATIONS                        0      385,300            0        9,235            0            0            0            0
COMMISSIONS                  223,857      150,124            0        5,831            0            0            0            0
CAPITAL RESERVES              80,647       83,469       86,391       89,414       92,544       95,783       99,135      102,605
                           ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
CASH FLOW                  1,251,078    1,932,108    2,456,701    2,445,228    2,505,071    2,500,043    2,534,798    2,368,018

                            FY2006        FY2007      FY2008      FY2009
INCOME
------
MINIMUM RENT:
ALL TENANTS                3,231,359    3,319,859    3,319,859    3,365,271
                           ---------    ---------    ---------    ---------
TOTAL MINIMUM RENT         3,231,359    3,319,859    3,319,859    3,365,271

RECOVERIES:
TAX RECOVERIES               402,B19      404,684      404,684      404,684
INSURANCE RECOVER             42,407       44,094       45,638       47,235
CAM RECOVERIES               289,464      301,031      311,567      322,473
                           ---------    ---------    ---------    ---------
TOTAL RECOVERIES             734,690      749,809      761,889      774,392
OVERAGE RENT                  10,041       20,427       31,177       42,302
SALES VOLUME (000)            59,812       61,906       64,072       66,315
                           ---------    ---------    ---------    ---------
GROSS RENTAL
 INCOME                    3,976,090    4,090,095    4,112,925    4,181,965
CREDIT LOSS                 (318,087)    (327,207)    (329,034)    (334,557)
MELLON PAD                    18,000       18,000       18,000       18,000
                           ---------    ---------    ---------    ---------
TOTAL INCOME               3,676,003    3,780,888    3,801,891    3,865,408

EXPENSES
--------
PROPERTY TAXES               404,685      404,685      404,685      404,685
INSURANCE                     42,603       44,094       45,637       47,235
COMMON AREA MAIN             276,885      286,576      296,606      306,988
MISCELLANEOUS                 41,521       42,974       44,478       46,035
MANAGEMENT FEE               129,656      133,611      134,041      136,303
                           ---------    ---------    ---------    ---------
TOTAL EXPENSES               895,350      911,940      925,447      941,246
                           ---------    ---------    ---------    ---------
NET OPERATING
 INCOME                    2,780,653    2,868,948    2,876,444    2,924,162
ALTERATIONS                  116,344            0            0            0
COMMISSIONS                   45,843            0            0            0
CAPITAL RESERVES             106,196      109,913      113,760      117,742
                           ---------    ---------    ---------    ---------
CASH FLOW                  2,512,270    2,759,035    2,762,684    2,806,420

                                                  INCOME CAPITALIZATION APPROACH
================================================================================

Methodology

      The Income Capitalization Approach produces an indication of value through an economic analysis of the subject property in which the net income generated by the real estate is capitalized at an appropriate rate. The economic principle of anticipation, the underlying rationale of this approach, holds that the price which a prudent purchaser will pay for a property is dependent upon the expected future income derived from that property. Here, value is based on market participants' current perceptions of the future benefits of acquiring the asset.

      In the Income Capitalization Approach, we employ the following steps to reach an estimate of market value for the subject:

    1. estimate the revenues which a fully informed investor can reasonably expect the subject to produce over a specified time period;

    2.    estimate the typical expenses incurred in generating that revenue;

    3. deduct those expenses from the annual revenues with additional allowances for vacancy and credit loss, the cost of expected tenant improvements, leasing commissions and reserves for the replacement of short-lived capital components.

    4. estimate the proceeds from the resale of the property at the end of the investment holding period.

    5. discount all residual cash flows into a capital sum which is indicative of the subject property's current market value.

      On the opposing page is a presentation of the cash flows which an informed investor can annually expect from the subject property over the next eleven years. This period is considered to be a sufficient time for an investor to benefit from an investment in the subject property as well as sufficient time to allow the property to return to stabilized operations after the projected leases to Wal-Mart and Giant Food. A complete discussion of the figures utilized in this analysis follows as does an explanation of the process of discounting these cash flows and a current investor's expected reversionary interest in the subject property to a present capital sum. These cash flows incorporate the following general assumptions:

      (1) The commencement date of the investment holding period is May 1, 1997 and continues on a fiscal basis for a period of 11 years until April 30, 2008.

      (2) All existing leases at the subject property are in full force and effect at the commencement of the investment holding period.

      (3) Market rental rates are projected to increase a 3.5 percent per year through the holding period.

================================================================================


                                      -43-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

===================================================================================================================
                                                    Liberty Plaza
                                 Liberty Bell Boulevard at Franklin Mills Boulevard
                                             Philadelphia, Pennsylvania
                                                      Rent Roll
------------------------------------------------------------------------------------------------------------------
Tenant                  Leased Area    Term           Rental Rate                 Overage Rent         Improvement
                                                                                   Allowance
------------------------------------------------------------------------------------------------------------------
Dick's Sporting Goods   77,586 S.F.    4/96 -         $10.50/S.F. (Yrs. 1-5)      3%         over      $20.45/S.F.
                                       15 Yrs.        $11.00/S.F. (Yrs. 6-10)     $17,606,250
                                                      $11.75/S.F. (Yrs. 11-15)
------------------------------------------------------------------------------------------------------------------
Service Merchandise     53,349 S.F.    4/94 -         $11.25/S.F.                 None                 $25.54/S.F.
                                       10.5 Yrs.
------------------------------------------------------------------------------------------------------------------
Boot Village            5,553 S.F.     4/90 -         $13.05/S.F.                 None                 None
                                       10 Yrs.
------------------------------------------------------------------------------------------------------------------
Mellon Bank             Pad            7/94-          $18,000/Yr.                 None                 None
                                       12/98
------------------------------------------------------------------------------------------------------------------
Wal-Mart                149,238 S.F.   10/97 (Est) -  $6.00/S.F.                  1/2 of 1% of sales   None
(Proposed)                             20 Yrs.                                    over the 7th Yr.
                                                                                  with  a  cap  of
                                                                                  $1.00/S.F.
------------------------------------------------------------------------------------------------------------------
Giant Food              Pad            5/98 (Est.) -  $400,000 (Yrs. 1-5)         None                 None
(Proposed)                             25 Yrs.        $430,000 (Yrs. 6-10)
                                                      $460,000 (Yrs. 11-15)
                                                      $490,000 (Yrs. 16-20)
                                                      $520,000 (Yrs. 21-25)
===================================================================================================================

                                                  Income Capitalization Approach
================================================================================

      (4) With the exception of taxes and management fees, expenses are projected to increase at 3.50 percent per annum over the investment holding period. The management expense is based upon a percentage of income. Real estate taxes are projected to grow at a rate of two percent per year over the holding period.

      (5) The investment will be liquidated based upon what would be the eleventh year's net operating income capitalized at an overall rate of 10.50 percent less transaction costs equal to 3 percent of the projected reversionary sale price.

Potential Gross Revenues

      The total potential gross revenues generated by a property like the subject are composed of two distinct elements; a minimum base rent determined by lease agreement and a reimbursement of certain expenses incurred in the ownership and operation of the real estate. The minimum base rent represents a legal contract establishing a return to the investors in the real estate. The reimbursement of certain expenses serves to maintain this return in an era of continually rising costs of operation.

      In the initial year of investment (FY 1998), it is projected that the subject property will generate $2,514,528 in potential gross revenue. This estimate of gross revenues is equal to $8.38 per square foot of rentable area (301,138 square feet). Of this total, $6.67 per square foot is attributable to base rental income.

Base Rental Income

      The base rental income which an asset such as the subject property will generate for an investor is analyzed as to its quality, quantity and durability. The quality and probable duration of income will affect the amount of risk which an informed investor may expect over the property's useful life. The element if risk is reflected in the application of a final capitalization rate.

      The quantity of income which an informed investor is warranted in assuming the subject property will produce reflects a review of the existing rent roll in conjunction with the rent currently being paid for comparable space and services. The current rent roll is exhibited on the opposing page. The subject property contains several tenant categories based upon size and location. They may be summarized as follows:

          ============================================================
          Tenant Category                  Size
          ------------------------------------------------------------
          Former Bradlees                  149,238 S.F.
          ------------------------------------------------------------
          Large Anchor                     70,000 + S.F.
          ------------------------------------------------------------
          Small Anchor                     50,000 + S.F.
          ------------------------------------------------------------
          Large Tenant                     15,000 - 50,000 S.F.
          ------------------------------------------------------------
          Small Tenant                     Less than 15,000 S.F.
          ============================================================

================================================================================


                                      -44-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

===================================================================================================================================
Liberty Plaza                                                                                                 RENT COMPARABLES
                                                      15,001 - 50,000 S.F. Tenants                                  29-Apr-97
Philadelphia, PA                                      All Effective Rents discounted at                                  10.50%
-----------------------------------------------------------------------------------------------------------------------------------
Property Name - Tenant Name              Commencement                  Lease NRA
Address & Proximity to Subject           ------------               ------------------            Contract Rent
Building NRA/Age & Occupancy             & Lease Term               Condition of Space               PSF/unit            Lease
                                                                    ------------------           ---------------      Concessions
                                                                     New/Expand/Renev            CPI/Escalations     $ Per S.F.
                                                                    ------------------
                                                                      Add On Factor
===================================================================================================================================
                                                                                                  1-5
Subject:                                     ^n/a                                                          $12.00  F/R(mos        0
Market Terms                                            15.00                                     6-10             F/R:      $ 0.00
Liberty Plaza                               Years                  2nd Generation                          $13.00  M/A:      $ 0.00
                                                                                                 11-15             PKG:      $ 0.00
301,138/1989 & 1994/45%                                                                                    $14.00  LBO:      $ 0.00
                                                                                                 16-20             Other:    $ 0.00
                                                                                                            $0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.1:                                      1995                              20,000                      $14.50  F/R(mos        0
Old Navy                                                15.00      1st Generation                 6-10             F/R:      $ 0.00
East Gate Square                            Years                       New                                $17.00  M/A:      $ 0.00
10 Miles from subject                                                                            11-15             PKG:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                               $20.00  LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.2:                                      1993                              20,000                      $13.00
AC Moore                                                15.00      1st Generation                 6-10             F/R(mos        0
East Gate Square                            Years                       New                                $14.00  F/R:      $ 0.00
10 Miles from subject                                                                            11-15             M/A:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                               $15.00  PKG:      $ 0.00
                                                                                                                   LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-3
Comp.3:                                      1993                              30,096                      $12.00
Linens N Things                                         15.00      1st Generation                 6-10             F/R(mos        0
East Gate Square                            Years                                                          $13.00  F/R:      $ 0.00
10 Miles from subject                                                                            11-15             M/A:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                               $14.00  PKG:      $ 0.00
                                                                                                                   LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.4:                                      1996                              26,752                      $16.00
PetsMart                                                15.00                                     6-10             F/R(mos        0
The Court at Oxford Valley                  Years                                                          $17.00  F/R:      $ 0.00
5 Miles from Subject                                                                             11-15             M/A:      $ 0.00
430,000 sf NRA/1996/100%                                                                                   $18.00  PKG:      $ 0.00
                                                                                                 16-20             LBO:      $ 0.00
                                                                                                            $0.00  Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.5:                                      1996                              26,752                      $13.50  F/R(mos        0
PetsMart                                                15.50      1st Generation                 6-10             F/R:      $ 0.00
Brandywine Square                           Years                       New                                $14.85  M/A:      $ 0.00
15 Miles from Subject                                                                            11-15             PKG:      $ 0.00
579,000 sf NRA/1996/100%                                                                                   $16.34  LBO:      $ 0.00
                                                                                                 16-20             Other:    $ 0.00

                                                                                                           $ 0.00
===================================================================================================================================


===================================================================================================================================
Liberty Plaza                                                                                                 RENT COMPARABLES
                                                      Less then 15,000 S.F. Tenants                                  29-Apr-97
Philadelphia, PA                                      All Effective Rents discounted at                                  10.50%
-----------------------------------------------------------------------------------------------------------------------------------
Property Name - Tenant Name                                                Effective           Adj.
Address & Proximity to Subject          Workletter    Effective               Rent          Effective
Building NRA/Age & Occupancy            $ Per S.F       Rent               Adjustments       Rent Per
                                                                                            S.F./Unit
============================================================================================================================
                                                                                                         NPV           95.49
Subject:                                  $25.00       $ 9.35     Quality/Age:          0%    $ 9.35     Workletter   (25.00)
Market Terms                                                      Location:             0%               Commission     0.00
Liberty Plaza                                                     Size/Credit:          0%               Other          0.00
                                                                                                         -------------------
301,138/1989 & 1994/45%                                           Amenities:            0%               Adj NPV       70.49
                                                                                                         -------------------
                                                                  Lease Term:           0%               G Eff Rent   $ 9.35
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:            0%               Net Eff Ren  $ 9.35
--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV          122.56
Comp.1:                                   $25.00       $12.94     Quality/Age:          5%    $ 9.71     Workletter   (25.00)
Old Navy                                                          Location:            20%               Commission     0.00
East Gate Square                                                  Size/Credit:          0%               Other          0.00
                                                                                                         -------------------
10 Miles from subject                                             Amenities:            0%               Adj NPV       97.56
                                                                                                         -------------------
744,000 sf NRA/1993-1996/90%                                      Lease Term:           0%               G Eff Rent   $12.94
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           25%               Net Eff Ren  $12.94

--------------------------------------------------------------------------------------------------------====================

Comp.2:                                                                                                  NPV          103.03
AC Moore                                   $5.00       $13.00     Quality/Age:          5%    $ 9.75     Workletter    (5.00)
East Gate Square                                                  Location:            20%               Commission     0.00
10 Miles from subject                                             Size/Credit:          0%               Other          0.00
                                                                                                         -------------------
744,000 sf NRA/1993-1996/90%                                      Amenities:            0%               Adj NPV       98.03
                                                                                                         -------------------
                                                                  Lease Term:           0%               G Eff Rent   $13.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           25%               Net Eff Ren  $13.00

--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV           95.49
Comp.3:                                    $5.00       $12.00     Quality/Age:          5%    $ 9.00     Workletter    (5.00)
Linens N Things                                                   Location:            20%               Commission     0.00
East Gate Square                                                  Size/Credit:          0%               Other          0.00
                                                                                                         -------------------
10 Miles from subject                                             Amenities:            0%               Adj NPV       90.49
                                                                                                         -------------------
744,000 sf NRA/1993-1996/90%                                      Lease Term:           0%               G Eff Rent   $12.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           25%               Net Eff Ren  $12.00

--------------------------------------------------------------------------------------------------------====================

Comp.4:                                                                                                  NPV           125.64
PetsMart                                  $25.00       $13.35     Quality/Age:          5%    $10.01     Workletter    (25.00)
The Court at Oxford Valley                                        Location:            20%               Commission      0.00
5 Miles from Subject                                              Size/Credit:          0%               Other           0.00
430,000 sf NRA/1996/100%                                                                                -------------------
                                                                  Amenities:            0%               Adj NPV       100.64
                                                                                                         -------------------
                                                                  Lease Term:           0%               G Eff Rent    $13.35
                                                                  Other:                0%               Optg Exp         n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           25%               Net Eff Ren   $13.35

--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV          110.40
Comp.5:                                   $25.00       $11.18     Quality/Age:          5%    $ 8.94     Workletter   (25.00)
Petsmart                                                          Location:             0%               Commission     0.00
Brandywine Square                                                 Size/Credit:          5%               Other          0.00
                                                                                                         -------------------
15 Miles from Subject                                             Amenities:            0%               Adj NPV       85.40
                                                                                                         -------------------
579,000 sf NRA/1996/100%                                          Lease Term:           0%               G Eff Rent   $11.18
                                                                  Other:               10%               Optg Exp        n/a
                                                                  ------------------------               -------------------
                                                                  Total Adj:           20%               Net Eff Ren  $11.18
============================================================================================================================

                                                  Income Capitalization Approach
================================================================================

      Listed below is a summary of the two existing anchor tenants as well as the proposed lease to Wal-Mart.

================================================================================
                                  Liberty Plaza
                            Recent Lease Transactions
--------------------------------------------------------------------------------
Tenant                   Term              Leased          Rent/S.F.
                                           Area
--------------------------------------------------------------------------------
Wal-Mart                 10/97 (Est) -    149,238 S.F.     $6.00
                            20 Yrs.
--------------------------------------------------------------------------------
Dick's Sporting Goods       4/96 -         77,586 S.F.     $10.50 (Yrs. 1-5)
                           15 Yrs.                         $11.00 (Yrs. 6-10)
                                                           $11.75 (Yrs. 11-15)
--------------------------------------------------------------------------------
Service Merchandise         4/94 -         53,349 S.F.     $11.25
                          10.5 Yrs.
================================================================================

      The $6.00 per square foot rent to Wal-Mart is justified by the size of the leased area, the creditworthiness of the tenant and the lack of tenant improvement costs. The effective rate for the Dick's Sporting Goods lease is $10.88 per square foot over its fifteen year term, while the Service Merchandise is fixed at $11.25 per square foot for its 10.5 year term. Due to its larger size, we estimate that a $.50 per square foot differential would be justified between these two tenants. Based upon the recent lease transactions as well as comparable leases from our market survey, we estimate the market rental rate for the anchor space to be as follows:

================================================================================
                             Market Rental Estimate
                                 Anchor Tenants
================================================================================
Tenant                  Term          Rental Rate        Increases
--------------------------------------------------------------------------------
Wal-Mart                20 Years      $6.00/S.F.          None
--------------------------------------------------------------------------------
Dick's Sporting Goods   15 Years      $10.50/S.F.         $.50/S.F Every 5 Yrs.
--------------------------------------------------------------------------------
Service Merchandise     15 Years      $11.00/S.F.         $.50/S.F Every 5 Yrs.
================================================================================

      Currently vacant at the subject is a 15,412 square foot space which has never been leased. On the opposing page is a summary of recent lease transactions in Philadelphia area power centers of similar size. After adjustment for term, tenant improvement allowance, quality/ age and location, the adjusted effective rent ranges between $8.94 and $10.01 per square foot. Based upon this analysis, the estimate of market rental rate for the large tenant space of 15,412 square feet of $12.00 per square foot with a $25.00 per square foot workletter and a $1.00 per square foot increase every five years appears reasonable and market oriented.

      Finally, the subject contains a 5,553 square foot space which is leased to Boot Village until the year 2000 at a rental rate of $13.05 per square foot. This lease transaction commenced in 1990. On the following opposing page is a summary of lease transactions in Power Centers which we have used to compare to this tenant category.

      After adjustment for quality/age, location and size, the comparable lease transactions range between $14.40 and $15.40 per square foot. Based upon this analysis, it becomes our opinion that the market rent for the small tenant space is $15.00 per square foot for a five year term with no tenant improvement costs.

================================================================================


                                      -45-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

===================================================================================================================================
Liberty Plaza                                                                                                 RENT COMPARABLES
                                                      Less then 15,000 S.F. Tenants                                  29-Apr-97
Philadelphia, PA                                      All Effective Rents discounted at                                  10.50%
-----------------------------------------------------------------------------------------------------------------------------------
Property Name - Tenant Name              Commencement                  Lease NRA
Address & Proximity to Subject           ------------               ------------------            Contract Rent
Building NRA/Age & Occupancy             & Lease Term               Condition of Space               PSF/unit            Lease
                                                                    ------------------           ---------------      Concessions
301,138/1989 & 1994/45%                                              New/Expand/Renev            CPI/Escalations     $ Per S.F.
                                                                    ------------------
                                                                      Add On Factor
===================================================================================================================================
                                                                                                  1-5
Subject:                                     ^n/a                                                          $15.00  F/R(mos        0
Market Terms                                             5.00                                     6-10             F/R:      $ 0.00
Liberty Plaza                               Years                  2nd Generation                           $0.00  M/A:      $ 0.00
                                                                                                 11-15             PKG:      $ 0.00
                                                                                                            $0.00  LBO:      $ 0.00
                                                                                                 16-20             Other:    $ 0.00
                                                                                                            $0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.1:                                      1994                               5,100                      $20.00  F/R(mos        0
Blockbuster Video                                        5.00      1st Generation                 6-10             F/R:      $ 0.00
East Gate Square                            Years                       New                                 $0.00  M/A:      $ 0.00
10 Miles from subject                                                                            11-15             PKG:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                                $0.00  LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.2:                                      1994                               2,628                      $22.00
Household Finance                                        5.00      1st Generation                 6-10             F/R(mos        0
East Gate Square                            Years                       New                                 $0.00  F/R:      $ 0.00
10 Miles from subject                                                                            11-15             M/A:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                                $0.00  PKG:      $ 0.00
                                                                                                                   LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-3
Comp.3:                                      1994                               1,700                      $21.67
Funco                                                    3.00      1st Generation                 6-10             F/R(mos        0
East Gate Square                            Years                                                           $0.00  F/R:      $ 0.00
10 Miles from subject                                                                            11-15             M/A:      $ 0.00
744,000 sf NRA/1993-1996/90%                                                                                $0.00  PKG:      $ 0.00
                                                                                                                   LBO:      $ 0.00
                                                                                                                   Other:    $ 0.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.4:                                      1996                               1,469                      $16.00
Sears Optical                                            5.00      1st Generation                 6-10             F/R(mos        0
Brandywine Square                           Years                                                           $0.00  F/R:      $ 0.00
15 Miles from Subject                                                                            11-15             M/A:      $ 0.00
579,000 sf NRA/1996/95%                                                                                     $0.00  PKG:      $ 0.00
                                                                                                 16-20             LBO:      $ 0.00
                                                                                                            $0.00  Other:    $ 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1-5
Comp.5:                                      1996                               1,200                      $16.00  F/R(mos        0
GNC                                                      5.00      1st Generation                 6-10             F/R:      $ 0.00
Brandywine Square                           Years                       New                                 $0.00  M/A:      $ 0.00
15 Miles from Subject                                                                            11-15             PKG:      $ 0.00
579,000 sf NRA/1996/100%                                                                                    $0.00  LBO:      $ 0.00
                                                                                                 16-20             Other:    $ 0.00
===================================================================================================================================
                                                                                                            $0.00
-----------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
Liberty Plaza                                                                                                 RENT COMPARABLES
                                                      Less then 15,000 S.F. Tenants                                  29-Apr-97
Philadelphia, PA                                      All Effective Rents discounted at                                  10.50%
-----------------------------------------------------------------------------------------------------------------------------------
Property Name - Tenant Name                                                Effective           Adj.
Address & Proximity to Subject          Workletter    Effective               Rent          Effective
Building NRA/Age & Occupancy            $ Per S.F       Rent               Adjustments       Rent Per
                                                                                            S.F./Unit
============================================================================================================================
                                                                                                         NPV           58.16
Subject:                                   $0.00       $15.00     Quality/Age:          0%    $15.00     Workletter     0.00
Market Terms                                                      Location:             0%               Commission     0.00
Liberty Plaza                                                     Size/Credit:          0%               Other          0.00
                                                                  Amenities:            0%               Adj NPV       58.16
301,138/1989 & 1994/45%                                           Lease Term:           0%               G Eff Rent   $15.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:            0%               Net Eff Ren  $15.00
--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV           77.54
Comp.1:                                    $0.00       $20.00     Quality/Age:          5%    $15.00     Workletter     0.00
Blockbuster Video                                                 Location:            20%               Commission     0.00
East Gate Square                                                  Size/Credit:          0%               Other          0.00
10 Miles from subject                                             Amenities:            0%               Adj NPV       77.54
744,000 sf NRA/1993-1996/90%                                      Lease Term:           0%               G Eff Rent   $20.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           25%               Net Eff Ren  $20.00

--------------------------------------------------------------------------------------------------------====================

Comp.2:                                                                                                  NPV           85.30
Household Finance                          $0.00       $22.00     Quality/Age:          5%    $15.40     Workletter     0.00
East Gate Square                                                  Location:            20%               Commission     0.00
10 Miles from subject                                             Size/Credit:          5%               Other          0.00
744,000 sf NRA/1993-1996/90%                                      Amenities:            0%               Adj NPV       85.30
                                                                  Lease Term:           0%               G Eff Rent   $22.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           30%               Net Eff Ren  $22.00

--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV           55.56
Comp.3:                                    $0.00       $21.67     Quality/Age:          5%    $15.17     Workletter     0.00
Funco                                                             Location:            20%               Commission     0.00
East Gate Square                                                  Size/Credit:          5%               Other          0.00
10 Miles from subject                                             Amenities:            0%               Adj NPV       55.56
744,000 sf NRA/1993-1996/90%                                      Lease Term:           0%               G Eff Rent   $21.67
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           30%               Net Eff Ren  $21.67

--------------------------------------------------------------------------------------------------------====================

Comp.4:                                                                                                  NPV           62.03
Sears Optical                              $0.00       $16.00     Quality/Age:          5%    $14.40     Workletter     0.00
Brandywine Square                                                 Location:             0%               Commission     0.00
15 Miles from Subject                                             Size/Credit:          5%               Other          0.00
579,000 sf NRA/1996/95%                                           Amenities:            0%               Adj NPV       62.03
                                                                  Lease Term:           0%               G Eff Rent   $16.00
                                                                  Other:                0%               Optg Exp        n/a
                                                                  -----------------------                -------------------
                                                                  Total Adj:           10%               Net Eff Ren  $16.00

--------------------------------------------------------------------------------------------------------====================
                                                                                                         NPV           62.03
Comp.5:                                    $0.00       $16.00     Quality/Age:          5%    $14.40     Workletter     0.00
GNC                                                               Location:             0%               Commission     0.00
Brandywine Square                                                 Size/Credit:          5%               Other          0.00
15 Miles from Subject                                             Amenities:            0%               Adj NPV       62.03
579,000 sf NRA/1996/100%                                          Lease Term:           0%               G Eff Rent   $16.00
                                                                  Other:                0%               Optg Exp        n/a
============================================================================================================================
                                                                  Total Adj:           10%               Net Eff Ren  $16.00
--------------------------------------------------------------------------------------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                                  Liberty Plaza
                             Market Rent Assumptions
================================================================================
Tenant                Market Rent/S.F.    Term         Increases
================================================================================
Wal-Mart                    $6.00       20 Years    None
--------------------------------------------------------------------------------
Dick's Sporting Goods      $10.50       15 Years    $.50/s.f every 5 Yrs.
--------------------------------------------------------------------------------
Service Merchandise        $11.00       15 Years    $.50/s.f every 5 Yrs.
--------------------------------------------------------------------------------
Woodhaven Sports            $6.00       15 Years    $1.00/s.f. every five years
--------------------------------------------------------------------------------
15,000 + S.F.              $12.00       15 Years    $1.00/s.f. every five years
--------------------------------------------------------------------------------
Less than 15,000 S.F.      $15.00        5 Years    None
================================================================================

Income Growth Rates

      Market rent will, over the life of a prescribed holding period, quite obviously follow an erratic pattern. A review of investor's expectations regarding income and expense growth shows that projections range between 2% and 4% for retail centers. Cushman and Wakefield's Autumn 1996 survey of pension funds, REITs, banks, insurance companies and institutional investors reveals that current income forecasts are utilizing average annual growth rates of between 3.3% and 3.5%.

      The Peter J. Korpacz Investor Survey shows similar results. For the Fourth Quarter 1996, they report average annual rent growth of 3.04 percent. After considering the above, we have utilized a rent growth rate of 3.50 percent which is in line with current investor surveys.

Overage Rent

      In addition to the minimum base rent, it is expected that some of the tenants at the subject property will contract to pay a percentage of their gross annual sales as overage rent. Typical lease terms provide for overage rent ranging from 1% to 6% over a natural breakpoint. In certain instances, the lease provides for a specified breakpoint sales level.

      Traditionally, it takes a number of years for a retail center to mature and gain acceptance before generating any sizable percentage income. As a center matures, the level of overage rents increases and can become a major ingredient protecting the equity investor against inflation.

      With the exception of the Wal-Mart lease, we have not forecasted any overage rent from tenants in the center due to the speculative nature of such a projection. It is virtually impossible to project sales in a new center with any objectivity. Nonetheless, it is likely that this location could generate overage rent over its economic life.

      The Wal-Mart lease calls for percentage rent of 1/2 of 1 percent of sales over those in the seventh year with a cap of $1.00 per square foot. Wal-Mart discount stores range in size from 30,000-150,000 square feet, with an average store size of about 91,100 square feet. Stores are organized with 36 departments and offer a wide variety of merchandise, about 27.0% of which are soft goods, and 26.0% of which are hardware, housewares, auto supplies, and small appliances. The following chart presents a summary of Wal-Mart operations:

================================================================================


                                      -46-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                          Wal-Mart Division (Domestic)
================================================================================
    Division          FY 1992       FY 1993     FY 1994       FY 1995   FY 1996
================================================================================
Net Sales (Mil)       $31,342       $38,200     $44,900       $53,350   $54,911
--------------------------------------------------------------------------------
No. Stores              1,714         1,848       1,950         1,985     1,995
--------------------------------------------------------------------------------
Sales/Store (000)     $18,286       $20,671     $23,026       $26,877   $27,524
--------------------------------------------------------------------------------
Total Sq./Ft (000)    128,115       147,366     163,552       173,662   181,851
--------------------------------------------------------------------------------
Avg. Store Size        74,750        79,740      83,870        87,490    91,150
--------------------------------------------------------------------------------
Sales Per Sq./Ft         $245          $259        $275          $307      $302
================================================================================

      In our analysis, we have projected retail sales for the projected Wal-Mart store at the subject at $302 per square foot in the initial year growing at 3.5 percent per year. In the eighth year, we project overage rent of $10,041 equivalent to $.07 per square feet of Wal-Mart's leasable area.

Absorption

      In our analysis, we have projected that Wal-Mart will be occupying the former Bradlees space by October, 1997 and that Giant Food will have constructed and occupied their store by May, 1998. Remaining to be leased is a 15,412 square foot space between Dick's Sporting Goods and Service Merchandise. With the projected new occupancy by Wal-Mart, this should be an attractive space for a medium size retail tenant. In our analysis, we have allowed twelve months to locate, lease and build out this space for a new tenant. The following chart is a presentation of the absorption schedule which we have incorporated in our analysis. We believe this schedule reflects the thinking of a knowledgeable and realistic investor in the current environment.

================================================================================
                                  Liberty Plaza
                               Absorption Schedule
================================================================================
Area Leased      Term      Rental Rate      Rent Increases       Expenses
--------------------------------------------------------------------------------
149,238 S.F.    10/97      $6.00/S.F.            Flat            Net
 (Wal-Mart)    20 Yrs.
--------------------------------------------------------------------------------
15,412 S.F.      5/98      $12.00/S.F.  $1.00 per square foot    Net +10% Admin.
               15 Yrs.                     every 5 yrs..
--------------------------------------------------------------------------------
 Land Lease      5/98     $400,000/YR.   $30,000 every 5 yrs.    Net
  (Giant)      25 Yrs.
================================================================================

Reimbursements

      Consistent with market leasing practice for this type of real estate, the tenant in a property such as the subject will be responsible for their pro-rata share of certain expenses incurred annually in the operation and ownership of the investment over the holding period. These expenses include real estate taxes, insurance, and common area maintenance. Additionally, most tenants will be paying a 10% administrative surcharge on these expenses. A full discussion of both reimbursable and non-reimbursable expenses is found in subsequent paragraphs. It is our intent here only to describe the operation of this additional source of revenue.

================================================================================


                                      -47-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Miscellaneous Income

      Mellon Bank leases a pad site for $18,000 per year through 1998 with an option at the same rent through January, 2003. Mellon Bank operates a drive through bank at this location. In our analysis, we have assumed that this miscellaneous income source will remain fixed through the period of our analysis.

Allowance for Vacancy and Credit Loss

      A deduction must be made from the total gross revenues due an investor in the subject property to account for the possibility of vacancy and/or non-collection of rent. In the Market Analysis section of this report, we noted that the overall vacancy for retail space in Philadelphia is currently approximately 8 percent. We have, therefore, deducted 8 percent from gross potential revenues as an allowance for the occasional non-payment of rent or expenses by a lessee.

      Additionally, our analysis has incorporated a lag vacancy allowance which provides for down time between the expiration of an existing lease and the commencement of a new lease. Upon the expiration of a lease, it is our best estimate that there is a 70 percent probability that the tenant will renew and a 30 percent probability that the tenant will vacate. Upon renewal, no down time is recognized. Should a tenant vacate, then it is our expectation that an average down time of nine months time would be reasonable. Therefore, the weighted average lag vacancy utilized between lease expirations in this report is three months.

================================================================================
                            Effective Gross Revenues
                           Initial Year of Investment
                                   Fiscal 1998
================================================================================
Source of Revenue             Aggregate Sum    Unit Rate     Income Ratio
--------------------------------------------------------------------------------
Potential Gross Revenues       $2,514,528        $8.35          100%
--------------------------------------------------------------------------------
Vacancy & Credit Loss          $  199,722        $ .66            8%
--------------------------------------------------------------------------------
Effective Gross Revenues       $2,314,806        $7.69           92%
================================================================================

Expenses

      Total expenses incurred in the production of revenues from the subject property are segregated into two categories; operating and other, non-operating items. The operating items of expense include real estate taxes, insurance, common area maintenance, management fees and miscellaneous items. Other, non-operating expenses include leasing commissions, tenant improvement costs, and a reserve for the replacement of short-lived capital components. With the exception of management fees and miscellaneous items, all of the operating expenses of the subject are reimbursable from the various tenants. Conversely, all non-operating expenses of the real estate are not reimbursable by the tenants.

================================================================================


                                      -48-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Liberty Plaza
                               Operating Expenses

=================================================================================================================
                                     Unit Rate            Unit Rate               Unit Rate             Unit Rate
Expense                       1994      S.F.     1995       S.F.        1996       S.F.        1997        S.F.
=================================================================================================================
Salaries                     $4,988    $0.02    $10,349     $0.03       $16,260     $0.05     $20,721     $0.07
-----------------------------------------------------------------------------------------------------------------
Taxes                       $67,832    $0.23   $402,998     $1.34      $402,968     $1.34    $403,144     $1.34
-----------------------------------------------------------------------------------------------------------------
Maintenance                  $8,064    $0.03   $107,409     $0.36      $153,240     $0.51    $146,300     $0.49
-----------------------------------------------------------------------------------------------------------------
Utilities                   $42,685    $0.14    $31,539     $0.10       $28,444     $0.09      $8,844     $0.03
-----------------------------------------------------------------------------------------------------------------
Management Fees             $35,494    $0.12    $84,626     $0.28      $111,756     $0.37     $71,633     $0.24
-----------------------------------------------------------------------------------------------------------------
Insurance                   $19,250    $0.06   $117,245     $0.39      $115,287     $0.38     $31,980     $0.11
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                $2,181    $0.01     $1,182     $0.00      $254,407     $0.84    $119,650     $0.40
-----------------------------------------------------------------------------------------------------------------
Other                                          $195,856     $0.65
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses   $180,494    $0.60   $951,204     $3.16    $1,082,362     $3.59    $802,272     $2.66
=================================================================================================================

                                                  Income Capitalization Approach
================================================================================

Expense Growth Rates

      Expense growth rates are generally forecasted to be more consistent with inflationary trends than necessarily with competitive market forces. Cushman and Wakefield's Autumn 1996 survey indicates that investors are utilizing expense growth rates between 3.4% and 3.7%. The Peter J. Korpacz Investor Survey indicates and average annual expense growth rate of 3.99%. With the exception of management and real estate taxes, we have projected that expenses will grow at 3.5% throughout the holding period. The management expense is based upon a percentage of income.

      The real estate tax rate in the City of Philadelphia has not changed since 1991. The City is under considerable pressure to avoid tax increases to deter companies from leaving Philadelphia for the suburbs. While there must be some growth in income for the City over time, it is expected to be less than the projected inflation growth rate. In this analysis, we project that real estate taxes will grow at a rate of two percent per year over the holding period.

Operating Expenses

      The total annual operating expenses of the subject are projected from a review of the projected budget for the subject as well as those of similar properties with which we are familiar. On the opposing page is a summary of historical and budgeted expenses for the subject. We have analyzed each item of expense individually and attempted to project what the typical investor in a property like the subject would consider reasonable, based upon informed opinion, judgment, and experience.

      Listed below is a summary of expenses from Power Centers from our files. Following that is a summary and discussion of the typical operating expenses which an informed investor can expect to incur in the production of income from the subject property during the initial year of an investment holding period.

================================================================================

                                  Power Centers
                               Expense Comparables

================================================================================
Location/         Mt. Laurel, NJ  Deptford, NJ  Philadelphia, PA  Pittsburgh, PA
Size               241,316 S.F.   199,505 S.F.     298,242 S.F.     339,698 S.F.
================================================================================
Real Estate Taxes     $2.30          $2.43/S.F      $.81/S.F.       $2.87/S.F.
--------------------------------------------------------------------------------
Insurance              $.20          $.17/S.F.      $.20/S.F.        $.23/S.F.
--------------------------------------------------------------------------------
Common Area            $.80          $.92/S.F.     $1.57/S.F.        $.70/S.F.
--------------------------------------------------------------------------------
Management             $.75          $.30/S.F.      $.42/S.F.        $.22/S.F.
--------------------------------------------------------------------------------
Miscellaneous                                       $.23/S.F.        $.04/S.F.
================================================================================
Total                 $4.05          $3.82/S.F     $3.23/S.F.       $4.04/S.F.
================================================================================

================================================================================


                                      -49-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                                Subject Property
                               Operating Expenses
                           Initial Year of Investment
                                   Fiscal 1998
================================================================================
Expense Item           Aggregate Sum         Unit Rate         Expense Ratio
--------------------------------------------------------------------------------
Real Estate Taxes           $404,685             $1.34             18%
--------------------------------------------------------------------------------
Insurance                   $ 32,353             $ .11              2%
--------------------------------------------------------------------------------
Common Area Maintenance     $210,270             $ .70              9%
--------------------------------------------------------------------------------
Miscellaneous               $ 31,531             $ .11              1%
--------------------------------------------------------------------------------
Management                  $ 80,385             $ .27              4%
--------------------------------------------------------------------------------
Total                       $759,224             $2.52             33%
================================================================================

      Real Estate Taxes - A complete discussion of taxes is included elsewhere in this report. In the initial year of investment, (FY 1998), the real estate tax expense is estimated at $404,685 or $1.34 per square foot of rentable area. In this analysis, we project that real estate taxes will grow at a rate of two percent per year over the holding period.

      Insurance - The cost of liability and hazard insurance in the initial fiscal year of the holding period is projected to be $32,353 or $.11 per square foot of total rentable area. This expense is based upon management estimates and appears reasonable based upon the subject's age, size, design and condition. Insurance is projected to grow at 3.50 percent per year through the holding period.

      Common Area Maintenance- This expense category includes the annual cost of miscellaneous building and service equipment repairs and common area maintenance, as well as common area janitorial, utilities, lawn care and snow removal. Our analysis has projected this expense at $210,270 or $.70 per square foot. This expense is based upon management estimates and expense comparables and is projected to escalate at an average annual rate of 3.50 percent over the holding period.

      Management - The current management contract is based upon 4.0 percent of minimum rent, percentage rent and miscellaneous income. This amount includes collections, supervision and the preparation of all budgets. In the initial fiscal year, this amount is forecasted to be $80,385 or approximately $.27 per square foot of total rentable area.

      Miscellaneous - We have projected a total of $31,531 or $.11 per square foot of rentable area as an allowance for sundry expenses which invariably occur in the operation of a property such as the subject. This expense item is projected to grow at 3.5% per year.

Other Non-Operating Expenses

      The total annual non-operating expenses of the subject property are projected from prevailing commissions schedules, construction costs and accepted practices. Again, we have analyzed each item of capital expenditure in an attempt to project what the typical investor in a property like the subject would consider reasonable, based upon informed opinion and experience. The following is a summary of expected non-operating expenses incurred in the production of income from the subject property during the initial year of investment.

================================================================================


                                      -50-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Tenant Alterations - One tenant area encompassing 15,412 square feet has never been leased. Based upon our analysis of typical market terms for this size tenant, we have allocated a tenet improvement allowance of $25 per square foot for initial fitout of this space.

      Historically, retail tenants were provided with a basic shell and were responsible for their own interior finish. However, in response to increased competition in the marketplace, owners have been making a contribution towards refurbishing a tenant space at the expiration of a lease. In this analysis, we have estimated a current cost of $5.00 per square foot, growing at 3.50 percent per year, as ownership's cost for refurbishing space for new tenants. Per market practice, there would be no ownership contribution towards renovations for a tenant which renews their lease. Upon the expiration of an existing lease, it is our best estimate that there is a 70 percent probability that a tenant will renew and a 30 percent probability that a tenant will vacate.

      Leasing Commissions - The standard leasing commission for new tenants is $2.50 per square foot for tenants in excess of 10,000 square feet and $3.50 per square foot for tenants of less than 10,000 square feet. Per market practice, no leasing commission is payable for rollover tenants. Upon the expiration of a lease, it is our best estimate that there is a 70% probability that the tenant will renew and a 30% probability that they will vacate. The weighted average of speculative renewal tenants is $1.20 per square foot.

      Reserves for Replacement - It is customary and prudent to set aside an amount annually to establish a reserve for replacing short-lived items throughout the property including the roof, parking lot and mechanical items. In the initial year of the investment, we have projected a reserve fund of $80,647 or $.27 per square foot of rentable area. This expense is projected to increase at an average annual rate of 3.50 percent over the life of the investment.

Net Income

      Total expenses are deducted from effective gross revenues for an indication of the stabilized net operating income which an informed investor can reasonably assume the subject property to generate on a net basis. Our analysis indicates a net operating income of $1,555,582 or $5.17 per square foot of rentable area Property cash flow, or net income less non-operating expenses, is estimated at $1,251,078 or $4.16 per square foot of rentable area.

================================================================================
                               Investment Summary
                           Initial Year of Investment
                                   Fiscal 1998
================================================================================
Source of Revenue            Aggregate Sum        Unit Rate   Operating Ratios
--------------------------------------------------------------------------------
Effective Gross Revenues        $2,314,806        $   7.69          100%
--------------------------------------------------------------------------------
Operating Expenses              $  759,224        $   2.52           33%
--------------------------------------------------------------------------------
Net Income                      $1,555,582        $   5.17           67%
--------------------------------------------------------------------------------
Non-operating Expenses          $  304,504        $   1.01           13%
--------------------------------------------------------------------------------
Property Cash Flow              $1,251,078        $   4.16           54%
================================================================================

================================================================================


                                      -51-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Reversionary Sale

      The residual cash flows annually generated by the subject property comprise only the first part of the return which an investor will receive. The second component of this investment return is the pre-tax cash proceeds from the resale of the property at the end of a projected investment holding period. The Cushman and Wakefield Autumn, 1996 Investor Survey indicates that in their analysis of Power Centers, investors are currently utilizing terminal capitalization rates which range from approximately 9.50 percent to 11.00 percent in calculating the future disposition of a Power Centers with an average of 9.90 percent. The Fourth Quarter, 1996 Korpacz Real Estate Investor Survey indicates an average terminal capitalization rate for power centers of 9.88 percent. In this analysis, it is our projection that the subject property would most likely be sold at the end of the 10th year of the holding period for an amount equal to what would be the next year's net operating income capitalized at an overall rate of 10.5 percent.

      An overall capitalization rate is the direct relationship between the net income produced by the real estate and its price or value in the marketplace. A
10.5 percent terminal capitalization rate is utilized in this analysis as it reflects the range of currently prevailing terminal overall rates for this type of quality real estate. The 12th year's (FY 2009) computed net operating income is employed at this point as it would be the first received by a new purchaser of the subject property. In this analysis, then, a current investor would dispose of the subject property at the end of the projected holding period for an amount equal to $27,849,162 or $92.48 per square foot of rentable building area.

Transaction Costs

      In real estate transactions in the City of Philadelphia, a 4 percent transfer fee is charged, which typically is split between the buyer and the seller. From the projected $27,849,162 reversion to an investor in the subject property, we have deducted a total of $835,548 to account for the various transaction costs associated with the sale of an asset of this type. These costs consist of 3 percent of the total disposition price of the subject property as an allowance for transfer taxes, professional fees, and other miscellaneous expenses that the seller pays at final closing. Deducting these transaction costs from the computed reversion renders pre-tax net proceeds of sale equal to $27,013,614 received by an investor in the subject property at the end of the holding period.

================================================================================
                               Property Reversion
                            Final Year of Investment
                                Fiscal Year 2007
================================================================================
Source of Revenue              Aggregate Sum      Unit Rate      Ratio
--------------------------------------------------------------------------------
Gross Property Reversion        $27,849,162        $92.48        100%
--------------------------------------------------------------------------------
Transaction Costs               $   835,548        $ 2.78          3%
--------------------------------------------------------------------------------
Property Cash Flow              $27,013,614        $89.71         97%
================================================================================

Discount Rate

      In our valuation, we endeavor to reflect the most likely actions of the typical buyers and sellers in the market. We forecast cash flows plus a future net property reversion and discount them to a present value at various rates of return (yield rates) currently required by investors for similar quality real property. The yield rate (internal rate of return or IRR) is the single interest rate that equates all future benefits (cash flow and reversion) to a present sum.

================================================================================


                                      -52-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Yield rates on long term real estate investments range widely between property types. As cited in Cushman & Wakefield's Autumn 1996 survey, investors in Power Centers are currently looking at broad rates of return between 10.50 and 15.00 percent. The indicated low and high means are 11.50 and 11.70 percent, respectively. Peter F. Korpacz reports a range of discount rates between 9.00 and 12.50 percent, with an average of 11.25 percent.

      The investment parameters cited are for newly constructed Class A centers which are at stabilized operations. Cushman and Wakefield has also surveyed investors for properties that would be classified as Value Added. A Value Added property is one which is not at stabilization and would require entrepreneurial effort and capital expenditures to market, lease and retrofit a significant amount of vacant space. For Value Added properties, investors are seeking internal rates of return between 11 and 15 percent with an average of 12.33 percent.

      The subject property will require leasing efforts and capital expense to lease the 15,412 square foot of remaining vacant space. Considering the financial characteristics, locational attributes and physical traits of the subject property, we believe a discount rate ranging from 11.5 to 12.5 percent would be appropriate for the subject property in light of the investment criteria presented here. Thus, we have discounted the projected future pre-tax cash flows to be received by an investor in the subject property to a present value so as to yield between 11.5 percent to 12.5 percent on capital at 25 basis point intervals over the holding period. This discounting process is summarized as follows:
================================================================================
                                Investment Summary
================================================================================
          Discount Rate             Present Worth           Unit Rate
================================================================================
              11.50%                $21,762,000              $72.27
--------------------------------------------------------------------------------
              11.75%                $21,383,000              $71.01
--------------------------------------------------------------------------------
              12.00%                $21,013,000              $69.80
--------------------------------------------------------------------------------
              12.25%                $20,651,000              $68.58
--------------------------------------------------------------------------------
              12.50%                $20,298,000              $67.40
================================================================================

      Through such a sensitivity analysis, it can be seen that the present value of the subject property varies from approximately $20,300,000 to $21,750,000. It is projected that Wal-Mart will be occupying the former Bradlees space within six months with no tenant alterations costs to management. Further, it is projected that Giant Food will be constructing a supermarket on a pad lease within the next year. All things considered, we believe a discount rate which falls near the middle of the range to be appropriate for the subject property

Conclusion As Is

      In view of the analysis presented here, it becomes our opinion that the Income Capitalization Approach indicates a market value of TWENTY ONE MILLION DOLLARS ($21,000,000) for the subject property As Is as of April 16, 1997. The indices of investment generated through this indication of value are as follows:

================================================================================


                                      -53-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                          LIBERTY PLAZA - AS STABILIZED
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 6/1/98 FOR 11 YEARS

                       FY1999       FY2000       FY2001       FY2002       FY2003       FY2004       FY2005      FY2006
INCOME
------
MINIMUM RENT:
ALL TENANTS          2,967,668    2,955,590    2,983,089    3,026,345    3,030,129    3,071,757    2,936,095    3,237,652
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL MINIMUM RENT   2,967,668    2,955,590    2,983,089    3,026,345    3,030,129    3,071,757    2,936,095    3,237,652

RECOVERIES:
TAX RECOVERIES         404,684      403,441      404,063      404,684      404,684      404,684      386,761      402,819
INSURANCE RECOVER       33,582       34,649       35,919       37,234       38,537       39,884       39,416       42,532
CAM RECOVERIES         225,399      232,508      241,064      249,904      258,651      267,704      265,356      290,302
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RECOVERIES       663,665      670,598      681,046      691,822      701,872      712,272      691,533      735,653

OVERAGE RENT                 0            0            0            0            0            0            6       10,041

SALES VOLUME (000)      47,143       48,793       50,501       52,268       54,098       55,991       57,951       59,979
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
GROSS RENTAL
INCOME               3,631,333    3,626,188    3,664,135    3,718,167    3,732,001    3,784,029    3,627,634    3,983,346
CREDIT LOSS           (290,507)    (290,095)    (293,131)    (297,453)    (298,560)    (302,722)    (290,211)    (318,667)
MELLON PAD              18,000       18,000       18,000       18,000       18,000       18,000       18,000       18,000
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL INCOME         3,358,826    3,354,093    3,389,004    3,438,714    3,451,441    3,499,307    3,355,423    3,682,679

EXPENSES
--------
PROPERTY TAXES         404,685      404,685      404,685      404,685      404,685      404,685      404,685      404,685
INSURANCE               33,582       34,757       35,974       37,233       38,536       39,885       41,281       42,726
COMMON AREA MAIN       218,257      225,896      233,802      241,985      250,455      259,221      268,293      277,684
MISCELLANEOUS           32,729       33,875       35,060       36,287       37,557       38,872       40,232       41,641
MANAGEMENT FEE         118,707      118,224      119,324      121,054      121,205      122,870      117,444      129,908
                     -------------------------------------------------------------------------------------------------------
TOTAL EXPENSES         807,960      817,437      828,845      841,244      852,438      865,533      871,935      896,644
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
NET OPERATING
INCOME               2,550,866    2,536,656    2,560,159    2,597,470    2,599,003    2,633,774    2,483,488    2,786,035
ALTERATIONS                  0            0        9,235            0            0            0      105,376       10,968
COMMISSIONS                  0            0        5,831            0            0            0       40,012        5,831
CAPITAL RESERVES        83,469       86,391       89,414       92,544       95,783       99,135      102,605      106,196
                     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
CASH FLOW            2,467,397    2,450,265    2,455,679    2,504,926    2,503,220    2,534,639    2,235,495    2,663,040

                         FY2007      FY2008        FY2009
INCOME
------
MINIMUM RENT:
ALL TENANTS            3,319,859    3,323,643    3,365,271
                       ---------    ---------    ---------
TOTAL MINIMUM RENT     3,319,859    3,323,643    3,365,271

RECOVERIES:
TAX RECOVERIES           404,684      404,684      404,684
INSURANCE RECOVER         44,220       45,768       47,371
CAM RECOVERIES           301,900      312,466      323,402
                       ---------    ---------    ---------
TOTAL RECOVERIES         750,904      762,918      775,457

OVERAGE RENT              20,427       31,177       42,302

SALES VOLUME (000)        62,078       64,251       66,500
                       ---------    ---------    ---------
GROSS RENTAL
INCOME                 4,091,090    4,117,738    4,183,030
CREDIT LOSS             (327,287)    (329,419)    (334,642)
MELLON PAD                18,000       18,000       18,000
                       ---------    ---------    ---------
TOTAL INCOME           3,781,803    3,806,319    3,866,388

EXPENSES
--------
PROPERTY TAXES           404,685      404,685      404,685
INSURANCE                 44,221       45,769       47,371
COMMON AREA MAIN         287,402      297,462      307,873
MISCELLANEOUS             43,098       44,606       46,168
MANAGEMENT FEE           133,611      134,193      136,303
                     -------------------------------------
TOTAL EXPENSES           913,017      926,715      942,400
                       ---------    ---------    ---------
NET OPERATING
INCOME                 2,868,786    2,879,604    2,923,988
ALTERATIONS                    0            0            0
COMMISSIONS                    0            0            0
CAPITAL RESERVES         109,913      113,760      117,742
                       ---------    ---------    ---------
CASH FLOW              2,758,873    2,765,844    2,806,246

                                                  Income Capitalization Approach
================================================================================

Property Yield or Internal Rate of Return:                        12.01%
Value Per Square Foot of Rentable Building Area:                  $69.74

      As the subject property is not at stabilized operations, the overall rate does not provide a meaningful economic indicator and was not considered in this analysis.

Methodology - Upon Completion and at Stabilization

      We have also been requested by our client to give our opinion of the upon completion and at stabilization. In our previous analysis, we have projected that Giant Food and the 15,412 square foot of vacant inline space will be leased by May, 1998. Therefore by June, 1998, it is projected that the subject will be substantially at stabilized operations following final tenant fitout and leasing commission costs for the vacant inline space.

      In this second analysis, we have again utilized the discounted cash flow methodology, incorporating basically the same assumptions as in our previous analysis As Is. However, in this second analysis, all of the costs associated with bringing the property to stabilization will have been incurred prior to the beginning of our analysis. On the opposing page is a presentation of the cash flows which an informed investor can annually expect from the subject property over the next ten years following stabilization.

      These cash flows incorporate the following general assumptions:

      (1) The commencement date of the investment holding period is June 1, 1998 and continues on a fiscal basis for a period of 10 years until May 30, 2008.

      (2) All existing and projected leases at the subject property are in full force and effect at the commencement of the investment holding period.

      (3) With the exception of management and real estate taxes, expenses are projected to increase at 3.5 percent per annum over the investment holding period. Management is based upon a percentage of minimum rent, percentage rent and miscellaneous income. Real estate taxes are projected to increase at 2.0 percent per annum over the investment holding period.

      (4) The investment will be liquidated based upon what would be the eleventh year's net operating income capitalized at an overall rate of 10.5 percent less transaction costs equal to 3 percent of the projected reversionary sale price.

      In the previous section we discussed the investment parameters for Power Centers which are at stabilized operations. As noted in recent investment surveys, the average internal rate of return for stabilized properties is between 11.00 and 12.00 percent.

      Considering the financial characteristics, locational attributes and physical traits of the subject property, we believe a discount rate ranging from
11.0 to 12.0 percent would be appropriate for the subject property As Stabilized in light of the investment criteria presented here. Thus, we have discounted the projected future pre-tax cash flows to be received by an investor in the subject property to a present value so as to yield between 11.00 percent to 12.0 percent on capital at 25 basis point intervals over the holding period. This discounting process is summarized as follows:

================================================================================


                                      -54-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                               Investment Summary
================================================================================
 Discount Rate             Present Worth        Overall Rate        Unit Rate
================================================================================
     11.00%                $24,475,000             10.36%            $81.28
--------------------------------------------------------------------------------
     11.25%                $24,104,000             10.52%            $80.04
--------------------------------------------------------------------------------
     11.50%                $23,741,000             10.68%            $78.84
--------------------------------------------------------------------------------
     11.75%                $23,385,000             10.85%            $77.66
--------------------------------------------------------------------------------
     12.00%                $23,037,000             11.01%            $76.50
================================================================================

      Through such a sensitivity analysis, it can be seen that the future value of the subject property varies from approximately $23,050,000. to $24,475,000 million. All things considered, we believe a discount rate which falls at the low end of the range to be appropriate for the subject property at stabilization.

Conclusion - Upon Completion and At Stabilization

      In view of the analysis presented here, it becomes our opinion that the Income Capitalization Approach indicates a prospective future market value of TWENTY FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($24,500,000) for the subject property, Upon Completion and At Stabilization projected for June 1, 1998. The indices of investment generated through this indicated value conclusion are shown below.

Property Yield or Internal Rate of Return:                        10.98%
Value Per Square Foot of Rentable Building Area:                  $81.36
Overall rate:                                                     10.41%

================================================================================


                                      -55-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

      Reconciliation is the process of deriving a single point value estimate for the subject property from the indications provided by the approaches at hand. This process requires the weighing of each approach as they relate to the appraisal assignment and resolving the differences among the valuation procedures. In the end, a single estimate of market value is concluded based upon the appropriateness of each value indication. Only two of the three approaches to value have been utilized for this analysis. In general terms, the approaches included provide complimentary results, each approach or technique supporting the other. A summary of the value indications for the subject is set forth below.

================================================================================
                              Liberty Plaza -As Is
================================================================================
Sales Comparison Approach                       $21,700,000 - $22,700,000
--------------------------------------------------------------------------------
Income Capitalization Approach                          $21,000,000
================================================================================

================================================================================
                                           Liberty Plaza
                               Upon Completion and at Stabilization
================================================================================
Sales Comparison Approach                        $24,000,000 - $25,000,000
--------------------------------------------------------------------------------
Income Capitalization Approach                           $24,500,000
================================================================================

Sales Comparison Approach

      The Sales Comparison Approach has arrived at a value indication for the improved portion of the subject property by analyzing historical arm's-length transactions, reducing the gathered information to common units of comparison, adjusting the sale data for differences with the subject, and interpreting the results to yield a meaningful value conclusion. The basis of these conclusions have been analyzed on the cash-on-cash return based upon net income multiplier.

      The process of comparing historical sales data to assess what purchasers have been paying for similar type properties is weak in estimating future expectations. Although the unit sale price yields comparable conclusions, it is not the primary tool by which the investor market for a property like the subject operates. In addition, no two properties are alike with respect to quality of construction, location, market segmentation and income profile. As such, subjective judgment necessarily becomes a part of the comparative process. The usefulness of this approach is that it interprets specific investor parameters established in their analysis and ultimate purchase of a property. In light of the above, this methodology is best suited as support for the conclusions of the Income Approach.

Income Capitalization Approach - Discounted Cash Flow Analysis

      The subject property is highly suited to analysis by the discounted cash flow method as it will be bought and sold in investment circles. The focus on property value in relation to anticipated income is well founded since the basis for investment is profit in the form of return or yield on invested capital

================================================================================


                                      -56-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         Reconciliation and Final Value Estimate
================================================================================

      The subject property, as an investment vehicle, is sensitive to all changes in the economic climate and the economic expectations of investors. The discounted cash flow analysis may easily reflect changes in the economic climate of investor expectations by adjusting the variables used to qualify the model. In the case of the subject property, the Income Approach can analyze existing leases, the probabilities of future rollovers and turnovers, and reflect the expectations of overage rents. Essentially, the Income Capitalization Approach can model many of the dynamics of a complex shopping center.

      We have relied heavily upon the results of the discounted cash flow analysis in the valuation of the subject because of the applicability of this method in accounting for the particular characteristics of the property, as well as being the tool used by many purchasers.

Conclusions

      We have briefly discussed the applicability of each of the methods presented. Because of certain vulnerable characteristics in the Sales Comparison Approach, it has been used as supporting evidence and as a final check on the value conclusion indicated by the Income Capitalization Approach.

      As a result of our analysis, we have formed the opinion that the market value of the leased fee estate in the subject property, As Is, as of April 16, 1997 was:

                           TWENTY ONE MILLION DOLLARS

                                  ($21,000,000)

      Further, based upon the total analysis contained in this report, it is our conclusion that, as of June 1, 1998, the prospective future market value of the leased fee estate in the subject property, Upon Completion and As Stabilized, would be:

                TWENTY FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS

                                  ($24,500,000)

      We would particularly note that our estimates of value assumes that leases will be signed with Wal-Mart Stores, Inc. and Giant Food, Inc. under the terms and conditions as are outlined elsewhere in this report.

================================================================================


                                      -57-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser, nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketched, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the property to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI Designation is prohibited.

5. Except as may be otherwise stated in our letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================


                                      -58-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Assumptions and Limiting Conditions
================================================================================

6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them);
      (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and the governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment , plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual; rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimated of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans with Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirement of the ADA may adversely affect the value of property. C&W recommends that an expert in this field be employed.

================================================================================


                                      -59-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best our knowledge and belief:

      1. Gerald B. McNamara, MAI and Richard W. Latella, MAI inspected the property.

      2. The statements of fact contained in this report are true and correct.

      3. The reported analyses, opinion, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

      4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

      5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

      6. No one provided significant professional assistance to the person signing this report.

      7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

      8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representative,

      9.    As of the date of this report, Gerald B. McNamara, MAI and Richard
            W. Latella, MAI have completed the requirements of the continuing education program of the Appraisal Institute.


            /s/ Gerald B. McNamara             /s/ Richard W. Latella

            Gerald B. McNamara, MAI            Richard W. Latella, MAI
            Associate Director                 Senior Director
            Valuation Advisory Services        Valuation Advisory Services
            Pennsylvania Certified             Pennsylvania Certified
            General Appraiser #GA-000267-L     General Appraiser #GA-00103-R

================================================================================


                                      -60-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         ADDENDA
================================================================================




================================================================================


                                      -61-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                   OFFICE MARKET - URBAN/CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%    10.0%    10.0%    10.0%    11.5%    11.5%     3.0%     3.0%     3.0%     4.0%    10.0   10.0
                              9.5%    10.0%    10.0%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             13.0%    13.0%      --       --     14.0%    14.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.3%     9.3%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     9.0%     8.5%     9.0%    10.5%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                      11       11       10       10       11       11       11       11       11       11       11     11
Average (%)                   9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%    10.0%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             15.0%    15.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%    10.0%     9.0%    10.0%    12.0%    13.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
Responses                       8        8        6        6        7        7        7        7        7        7        7      7
Average (%)                  10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                              8.0%     9.0%     9.5%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0     10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             12.0%    12.0%      --       --     13.0%    13.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                               --       --       --       --     12.0%    13.0%     4.0%     4.0%     4.0%     4.0      5.0   10.0
Responses                     8       8         7        7        9        9        9        9        9        9        9      9
Average (%)                   9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9%     7.6    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    12.0%    12.0%    15.0%    15.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.8%     9.8%    10.8%    10.8%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                             14.0%    14.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     6        6        5        5        6        6        6        6        6        6        6      6
Average (%)                  10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.6%     3.3%     3.9%     8.0    8.8

                            --------------------------------------------------------------------------------------------------------
Total Responses              33       33       28       28       33       33       33       33       33       33       33     33
Weighted Average (%)          9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


8 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON - CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             11.0%    11.0%      --       --     12.0%    12.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.5%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                             l0.0%    11.0%    10.5%    11.0%    12.0%    12.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.1%     9.1%    10.1%    l0.1%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.5%    11.5%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    12.0%    13.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0
Responses                    16       16       14       14       15       15       15       15       15       15       15     15
Average (%)                   8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.8%    11.8%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                             12.0%    12.0%      --       --     18.0%    18.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.0%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    14.0%    15.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             10.0%    11.0%      --       --       --       --       --       --       --       --       --     --
                             10.0%    11.0%    10.0%    11.0%    12.0%    13.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0

Responses                    13       13       11       11       12       12       12       12       12       12       12     12
Average (%)                   9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%      --       --     13.0%    13.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%     9.0%     9.0%    17.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%      --       --     18.0%    18.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                             11.0%    11.0%    11.0%    11.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.6%     9.6%    10.6%    10.6%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%    10.0%    10.0%    20.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              49       49       41       41       45       45       45       45       45       45       45     45
Weighted Average (%)          9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8
                            --------------------------------------------------------------------------------------------------------

                                                                   AUTUMN 1996 9

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                  INDUSTRIAL MARKET - WAREHOUSE/DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%    10.0%     9.5%    10.0%    11.0%    12.0%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10       10       10       10       10       10       10       10     10
Average (%)                   8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.3%    11.3%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     7        7        7        7        7        7        7        7        7        7        7      7
Average (%)                   9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    13.0%    13.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                  10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              25       25       25       25       25       25       25       25       25       25       25     25
Weighted Average (%)          9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


10 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                          INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                              9.0%     9.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.7%    10.7%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   9.3%     9.8%     9.8%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.4%    10.0%     9.9%    10.9%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%    11.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5      9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.6%    10.2%    10.0%    11.0%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

                            --------------------------------------------------------------------------------------------------------
Total Responses              18       18       14       14       18       18       18       18       18       18       18     18
Weighted Average(%)           9.3%     9.8%     9.8%    10.8%    12.0%    12.4%     3.3%     4.0%     3.2%     3.9%     8.5    9.8
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 11

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                             RETAIL MARKET - NEIGHBORHOOD & COMMUNITY CENTERS
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%    10.5%     9.5%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                             10.3%    10.3%    10.8%    10.8%    13.0%    13.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%     9.0%    10.0%    10.0%    10.0%    10.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.5%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     9        9        8        8        8        8        9        9        9        9        9      9
Average (%)                   9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    11.3%    11.3%    14.0%    14.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.5%    10.5%      --       --       --       --       --       --       --       --       --     --

Responses                     6        6        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%                        --       --       --       --       --       --       --     --
                             11.0%    11.0%     9.5%     9.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     7        7        5        5        5        5        6        6        6        6        6      6
Average (%)                   9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             13.0%    13.0%    14.0%    14.0%    14.0%    14.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             11.0%    11.0%    10.5%    10.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        6        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              28       28       22       22       22       22        26       26       26       26       26     26
Weighted Average (%)          9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                   RETAIL MARKET - POWER CENTERS & "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%     9.5%     9.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
                             10.5%    10.5%    10.5%    10.5%    11.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.4%    11.4%     3.8%     3.8%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.3%     9.3%     9.5%    10.0%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%     9.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%     9.5%     9.5%    10.0%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0

Responses                     9        9        8        8        8        8        8        8        8        8        8      8
Average (%)                   9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    11.0%    12.0%     2.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                               --       --       --       --     15.0%    15.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     2        2        2        2        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              17       17       16       16       17       17       17       17       17       17       17     17
Weighted Average (%)          9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 13

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                               RETAIL MARKET - REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------

                              7.5%     7.5%     8.0%     8.0%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              7.5%     7.5%     7.8%     7.8%    12.0%    12.0%     1.5%     2.0%     3.0%     3.0%    10.0   10.0
                              7.0%     8.0%     8.0%     8.0%    10.5%    11.5%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     8.0%     9.0%    10.5%    11.0%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              7.8%     8.0%     8.3%     8.5%    11.0%    12.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                              7.0%     8.0%     7.0%     8.0%    10.0%    11.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                    10        9        9        9        9        9       10       10       10       10       10     10
Average (%)                   7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    17.0%    17.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              9.0%     9.0%     9.0%     9.0%    13.5%    13.5%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%    10.0%    10.0%    10.0%    12.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    18.0%    18.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             11.0%    11.0%    11.0%    11.0%    13.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.5%     8.5%     9.0%    11.5%    12.5%     2.5%     3.0%     2.5%     3.0%    10.0   10.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    11.0%    11.0%    20.0%    20.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             12.5%    12.5%    12.0%    12.0%    14.0%    15.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.3%     9.8%    12.0%    13.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                             13.0%    13.0%    11.0%    11.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        5        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

                            --------------------------------------------------------------------------------------------------------
Total Responses              26       22       22       22       22       22       26       26       26       26       26     26
Weighted Average (%)          9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%    10.0%     9.0%    10.5%      --       --       --       --      3.5%     3.5%     1.0    1.0
                              8.5%     9.0%     9.0%     9.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.8%     9.8%    10.0%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.3%     9.0%     9.0%     9.5%    10.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              7.5%     8.5%     8.0%     9.0%    10.0%    11.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.8%     8.8%     9.0%     9.0%    11.3%    11.3%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.0%     9.5%    10.0%    11.5%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.0%     8.5%     9.0%      --       --      3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.8%     9.0%     9.0%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10        8        8        9        9       10       l0       l0     10
Average (%)                   8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.5%     9.5%    10.0%    11.0%    12.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%    10.0%    10.0%    10.0%    11.0%    12.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.0%    10.0%    10.0%    10.5%    10.5%    12.0%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.5%     9.5%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        5        5        5        5        5        5        5        5        5      5
Average (%)                   8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    11.0%    11.0%    12.5%    13.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     9.0%     9.0%    11.0%    12.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.0%     9.0%     9.5%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    13.0%    13.0%    13.0%    13.0%    15.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%    10.0%    10.0%    11.0%    13.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.5%    10.0%    10.0%    11.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

Total Responses              23       23       23       23       21       21       22       22       23       23       23     23
Weighted Average (%)          9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 15

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                                                                                                 SUMMARY OF WEIGHTED AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

Urban/CBD                     9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2

   Class A - Leased Asset     9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5
   Class B - Leased Asset    10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7
   Class A - Value Added      9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9      7.6    8.9
   Class B - Value Added     10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

Suburban                      9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8

   Class A - Leased Asset     8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7
   Class B - Leased Asset     9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6
   Class A - Value Added      9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0
   Class B - Value Added      9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

Warehouse/Distribution        9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2

   Class A - Leased Asset     8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1
   Class B - Leased Asset     9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1
   Class A - Value Added      9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3
   Class 8 - Value Added     10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

Business Parks                9.4%     9.9%    10.0%    10.8%    12.3%    12.9%     3.4%     4.0%     3.2%     3.8%     8.3    9.6

   Class A - Leased Asset     9.0%     9.5%     9.8%    10.5%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Leased Asset     9.3%     9.8%    10.0%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class A - Value Added      9.5%    10.2%    10.0%    10.8%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7
   Class B - Value Added      9.7%    10.3%    10.2%    11.0%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7

0ther Industrial/
  Manufacturing               9.2%     9.7%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

   Class A - Leased Asset     8.8%     9.3%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class B - Leased Asset     9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class A - Value Added      9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Value Added      9.5%    10.0%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5

------------------------------------------------------------------------------------------------------------------------------------
RETAIL
------------------------------------------------------------------------------------------------------------------------------------

Neighborhood & Community
  Centers                     9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3

   Class A - Leased Asset     9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4
   Class B - Leased Asset     9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6
   Class A -  Value Added     9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0
   Class B - Value Added     10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

Power Center & "Big Box"      9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3

   Class A - Leased Asset     9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1
   Class B - Leased Asset     9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3
   Class A - Value Added      9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3
   Class B - Value Added      9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3      3.2%     3.7%     9.3   10.3

Regional Malls                9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9

   Class A - Leased Asset     7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6
   Class B - Leased Asset     9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6
   Class A - Value Added      9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2
   Class B - Value Added     10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

Specialty Retail              9.5%    10.5%    10.8%    11.5%    12.0%    12.6      1.9%     4.0%     3.3%     4.0%    10.0   10.5

   Class A - Leased Asset     8.2%     9.0%     8.8%     9.7%    10.7%    11.3%     2.5%     4.0%     3.5%     4.0%     8.7   10.3
   Class B - Leased Asset     9.3%    10.3%    10.8%    11.5%    11.5%    12.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class A - Value Added     10.0%    11.0%    11.3%    12.0%    12.5%    13.0%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class B - Value Added     10.8%    11.8%    12.3%    13.0%    13.5%    13.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

Apartments                    9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

   Class A - Leased Asset     8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9
   Class B - Leased Asset     8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2
   Class A - Value Added      8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0
   Class B - Value Added      9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0


16 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                       Single-Tenant NNN Leased Properties
                          (Excludes "Bondable" Leases)

                         Minimum No.  Going-In Cap Rate  Internal Rate of Return
                          of Years     Low       High       Low        High

Investment Grade Tenant
--------------------------------------------------------------------------------
                             4.0        9.0%      9.0%      10.0%      12.0%
                      ----------------------------------------------------------
                            10.0        8.0       9.0       10.5       11.5
                      ----------------------------------------------------------
                             5.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            10.0        9.0      10.5       13.0       15.0
                      ----------------------------------------------------------
                            10.0        8.5       9.0       10.5       12.0
                      ----------------------------------------------------------
                            10.0        9.5      10.0       10.5       11.5
                      ----------------------------------------------------------
                            10.0        8.5      11.0       10.8       12.0
                      ----------------------------------------------------------
                            10.0        9.5       9.5       11.0       11.0
                      ----------------------------------------------------------
                            20.0        9.0       9.0        N/A        N/A
                      ----------------------------------------------------------
                            10.0        8.0      10.0        N/A        N/A
--------------------------------------------------------------------------------
Responses                   10.0       10.0      10.0        8.0        8.0
Average                      9.9        9.0%      9.8%      11.2%      12.3%


Non-Investment Grade
  Tenant
--------------------------------------------------------------------------------
                             4.0        9.5%      9.5%      10.5%      13.0%
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.5       12.5
                      ----------------------------------------------------------
                             5.0       13.0      13.0       15.0       15.0
                      ----------------------------------------------------------
                            10.0       10.0      12.0       17.0       20.0
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.0       13.0
                      ----------------------------------------------------------
                            10.0       11.0      12.0       13.0       15.0
                      ----------------------------------------------------------
                            10.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            20.0       11.0      11.0       N/A        N/A
                      ----------------------------------------------------------
                            10.0       10.0      12.5       N/A        N/A
                      ----------------------------------------------------------
Responses                    9.0        9.0       9.0        7.0        7.0
Average                      9.9       10.3%     11.2%      13.0%      14.5%


                                                                  AUTUMN 1996 17

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LUXURY
------------------------------------------------------------------------------------------------------------------------------------

               8.0%  8.0% 10.0%  10.0%  18.0%  18.0%  25.0%  25.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  5.0%  5.0%
               7.0%  7.0% 10.0%  10.0%  15.0%  15.0%  20.0%  20.0%  7.0%  7.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               6.0%  9.5% 10.0%  10.0%  12.0%  15.0%  15.0%  18.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   2.0%   4.0%  4.0%  4.0%
               8.0% 11.0%  8.5%  12.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               --    --   11.0%  13.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   3.0%   3.0%  4.0%  4.0%
               6.0%  8.0% 10.0%  12.0%  13.0%  14.0%  20.0%  22.0%  3.0%  4.0%   3.0%   4.0%   5.0   5.0   2.0%   3.0%  4.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%

Responses      7     7     8      8      8      8      8      8     8     8      8      8      8     8     8      8     8     8
Average (%)    7.5%  9.3%  9.8%  10.9%  14.5%  15.3%  19.5%  20.1%  4.1%  4.3%   3.8%   3.9%   6.5   6.9   2.8%   3.3%  4.1%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS
------------------------------------------------------------------------------------------------------------------------------------

               9.0%  9.0% 11.0%  11.0%  12.0%  12.0%  20.0%  20.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              10.0% 10.0% 10.0%  10.0%  --     --     13.0%  13.0%  3.0%  3.0%   3.0%   3.0%  10.0  10.0   3.0%   3.0%  4.0%  5.0%
               9.0%  9.0% 11.0%  11.0%  14.0%  14.0%  18.0%  18.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  20.0%  18.0%  22.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               7.0%  9.0% 10.0%  11.0%  11.5%  12.0%  14.0%  16.0%  4.0%  5.0%   3.0%   4.0%   5.0   5.0   2.5%   2.5%  5.0%  5.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               9.0%  9.0% 10.5%  10.5%  21.0%  21.0%  14.0%  14.0%  4.0%  4.0%   3.0%   3.0%   7.0   7.0   3.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 11.0%  11.0%  --     --     --     --     3.5%  3.5%   3.5%   3.5%   5.0  10.0   2.0%   3.0%  4.0%  4.0%
              10.0% 10.0%  9.0%   9.5%  19.0%  19.0%  15.0%  15.0%  8.0%  8.0%   6.0%   6.0%  --    --     2.5%   2.5%  4.0%  4.0%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   3.5%   3.5%  4.0%  4.0%
              10.5% 10.5% 10.5%  10.5%  13.5%  13.5%  --     --     3.5%  3.5%   3.5%   3.5%  10.0  10.0   3.0%   3.0%  5.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
Responses     13    13    13     13     11     11     11     11    13    13     13     13     12    12    13     13    13    13
Average (%)    9.3% 10.5% 10.4%  10.9%  15.8%  16.5%  17.3%  17.8%  4.2%  4.3%  3.7%   3.8%   6.6   7.3   2.8%   3.1%   4.2%  4.3%

------------------------------------------------------------------------------------------------------------------------------------
MID-RATE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.0%  11.0%  13.0%  13.0%  17.0%  17.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  18.0%  17.0%  20.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.0% 10.7% 11.0%  11.5%  14.2%  15.2%  18.0%  18.6%  4.2%  4.2%   3.7%   3.7%   6.4   7.0   2.9%   3.1%  4.0%  4.0%


              ----------------------------------------------------------------------------------------------------------------------
Total
Responses     25    25    26     26     24     24     24     24    26    26     26     26     25    25    26     26    26    26
Weighted
Average (%)    8.9% 10.1% 10.4%  11.1%  14.8%  15.7%  18.3%  18.8%  4.2%  4.3%   3.7%   3.8%   6.5   7.0   2.9%   3.2%  4.1%  4.2%
              ----------------------------------------------------------------------------------------------------------------------

      *as percent of total revenues


18 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MID-RATE                                                                                                    HOTEL - LIMITED SERVICE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              12.0% 12.0% 12.0%  12.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               8.0% 10.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   4.0%   4.0%  5.0%  5.0%

Responses      6     6     6      6      6      6      6      6     6     6      6      6      6     6     6      6     6     6
Average (%)   10.3% 11.5% 11.5%  12.1%  15.7%  16.5%  17.5%  17.8%  3.5%  3.6%   3.7%   3.8%   6.2   6.7   3.3%   3.5%  4.3%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
ECONOMY
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              13.0% 13.0% 13.0%  13.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.0% 11.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   4.0%   5.0%  5.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%

Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.8% 11.6% 11.7%  12.2%  13.8%  14.8%  17.0%  17.4%  3.5%  3.5%   3.9%   3.9%   6.4   7.0   3.4%   3.6%  4.3%  4.3%

Total
Responses     11    11    11     11     11     11     11     11    11    11     11     11     11    11    11     11    11    11
Weighted
Average(%)    10.6% 11.6% 11.6%  12.1%  14.7%  15.7%  17.3%  17.6%  3.5%  3.5%   3.8%   3.8%   6.3   6.8   3.4%   3.6%  4.3%  4.4%

      *as percent of total revenues


                                                                  AUTUMN 1996 19

                                            QUALIFICATIONS OF GERALD B. MCNAMARA
================================================================================

Professional Affiliations

             Member, Appraisal Institute (MAI Designation #9380) Delaware Certified General Appraiser (Certificate #XI-0000050) Maryland Certified General Appraiser (Certificate #10034) New Jersey Certified General Appraiser (Certificate #RG 00811) Ohio Certified General Appraiser (Certificate #391901) Pennsylvania Certified General Appraiser (Certificate #GA-000267-L) Pennsylvania Real Estate Broker (License #AB-047948-L)

Real Estate Experience

             Associate Director of Cushman & Wakefield of Pennsylvania, Inc. and member of the firms Retail Property Group which specialize in the valuation and investment counseling on shopping centers. Cushman & Wakefield is an international; full service real estate organization and a Rockefeller Group Company.

             Senior Appraiser, Cushman & Wakefield Valuation Advisory Services Department, specializing in a wide variety of commercial and industrial real estate appraisals and counseling assignments from January, 1989 to March, 1995.

             Staff Appraiser, Cushman & Wakefield Appraisal Division, specializing in commercial and industrial real estate appraisal and investment counseling throughout the nation from February, 1984 to December, 1988.

             Assistant Vice President, Branch Operations, Beneficial Savings Bank, Philadelphia, Pennsylvania, from February, 1973 to February, 1984.

Formal Education

             Saint Vincent College, Latrobe, Pennsylvania
                 Bachelor of Arts - 1972

             Temple University, Philadelphia, Pennsylvania
                 Graduate Program in Finance - 1975-1978
                 Required Courses of Study for State Licensure

             Appraisal Institute, Chicago, Illinois
                 Required Courses of Study Leading to MAI Designation.
                 Various Lectures and Seminars for Continuing Education Credits.

Qualified Expert Witness
             United States Bankruptcy Court,
             Northeastern District of Pennsylvania

             Berks County, Pennsylvania
             Board of Assessment Appeals

             City of Philadelphia
             Board of Revision of Taxes

================================================================================
DISPLAY THIS CERTIFICATE PROMINENTLY NOTIFY AGENCY WITHIN 10 DAYS OF ANY CHANGE

                          Commonwealth of Pensylvania
                              Department of State
                Bureau of Professional and Occupational Affairs
                    P.O. BOX 2649, Harrisburg, PA 17105-2649

                                 Classification

                               GENERAL APPRAISER

                                     [SEAL]

 Certificate Number      Certification Date      Issued            Expires

   GA-000267 - L            AUG 19 1991        JUN 15 1995       JUN 30 1997


/s/ Gerald B McNamara
-----------------------------------------------------
Signature

/s/ Dorothy Childress
-----------------------------------------------------
Commissioner of Professional and Occupational Affairs


                                          Issued To:

                                          GERALD BRIAN MCNAMARA
                                          213 CLIVEDEN AVENUE
                                          GLENSIDE    PA 19038


   ALTERATION OF THIS DOCUMENT IS A CRIMINAL OFFENSE UNDER 18 PA.C.S.ss.4911
================================================================================

                                            QUALIFICATIONS OF RICHARD W. LATELLA
--------------------------------------------------------------------------------

PROFESSIONAL AFFILIATIONS

Member, American Institute of Real Estate Appraisers
 (MAI Designation #8346)

New York State Certified General Real Estate Appraiser #46000003892 Pennsylvania State Certified General Real Estate Appraiser #GA-001053-R State of Maryland Certified General Real Estate Appraiser #01462
Minnesota Certified General Real Estate Appraiser #20026517

New Jersey Real Estate Salesperson (License #NS-130101-A}

Certified Tax Assessor - State of New Jersey

Affiliate Member - International Council of Shopping Centers, ICSC

REAL ESTATE EXPERIENCE

Senior Director, National Retail Valuation Services, Cushman & Wakefield Appraisal Division. Cushman & Wakefield is a national full service real estate organization and a Rockefeller Group Company. While Mr. Latella's experience has been in appraising a full array of property types, his principal focus is in the appraisal and counseling for major retail properties and specialty centers on a national basis. As Senior Director of Cushman & Wakefield's Retail Group his responsibilities include the coordination of the firm's national group of appraisers who specialize in the appraisal of regional malls, department stores and other major retail property types. He has personally appraised and consulted on in excess of 150 regional malls and specialty retail properties across the country.

Senior Appraiser, Valuation Counselors, Princeton, New Jersey, specializing in the appraisal of commercial and industrial real estate, condemnation analyses and feasibility studies for both corporate and institutional clients from July 1980 to April 1983.

Supervisor, State of New Jersey, Division of Taxation, Local Property and Public Utility Branch in Trenton, New Jersey, assisting and advising local municipal and property tax assessors throughout the state from June 1977 to July 1980.

Associate, Warren W. Orpen & Associates, Trenton, New Jersey, assisting in the preparation of appraisals of residential property and condemnation analyses from July 1975 to April 1977.

================================================================================
DISPLAY THIS CERTIFICATE PROMINENTLY NOTIFY AGENCY WITHIN 10 DAYS OF ANY CHANGE

                          Commonwealth of Pensylvania
                              Department of State
                Bureau of Professional and Occupational Affairs
                    P.O. BOX 2649, Harrisburg, PA 17105-2649

                                 Classification

                               GENERAL APPRAISER

                                     [SEAL]

 Certificate Number      Certification Date      Issued            Expires

   GA-001053 - R            JUN 21 1993        JUN 20 1995       JUN 30 1997



-----------------------------------------------------
Signature

/s/ Dorothy Childress
-----------------------------------------------------
Commissioner of Professional and Occupational Affairs


                                          Issued To:

                                          RICHARD WARREN LATELLA
                                          C&W INC
                                          51 WEST 52ND STREET
                                          NEW YORK     NY 10019


   ALTERATION OF THIS DOCUMENT IS A CRIMINAL OFFENSE UNDER 18 PA.C.S.ss.4911
================================================================================